Exhibit 10.01

Westinghouse Proprietary Class 2

CONTRACT FOR

AP1000 FUEL FABRICATION

AND RELATED SERVICES

BETWEEN

WESTINGHOUSE ELECTRIC COMPANY LLC

AND

SOUTH CAROLINA ELECTRIC & GAS COMPANY

FOR

V. C. SUMMER AP1000 NUCLEAR PLANT UNITS 2 & 3

Disclosure of this document, in whole or in part, is subject to the proprietary information restrictions set forth in ARTICLE 10, PROPRIETARY INFORMATION of the General Terms and Conditions.

©2011 Westinghouse Electric Company LLC

All Rights Reserved

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE TITLE		PAGE

RECITALS		1

ARTICLE 1 AGREEMENT DOCUMENTS; DEFINITIONS		2
A.	Agreement Documents	2
B.	Definitions	2

ARTICLE 2 WESTINGHOUSE SCOPE OF SUPPLY		3
A.	Westinghouse Fuel Assembly Fabrication Services	3
B.	Cost Bases for Reload Region Fuel Fabrication Services	4
C.	Handling of Owner-Supplied EUP	5
D.	Initial Core and Reload Core Design and Related Licensing Engineering Services	5

ARTICLE 3 OWNER’S SCOPE OF SUPPLY		8

ARTICLE 4 PRICE AND PAYMENT SCHEDULE		9
A.	Initial Core Fuel Assembly Fabrication Price	9
B.	Reload Fuel Assembly Fabrication and Related Services Prices	9
C.	Core Components Prices	9

ARTICLE 5 INVOICING AND PAYMENT		10
A.	Invoicing	10
B.	Terms of Payment	10
C.	[**]	11
D.	[**]	13

ARTICLE 6 SCHEDULES		16
A.	Fuel Assembly Delivery Schedules	16
B.	Energy Requirements Schedule	17
C.	Material Delivery Schedule	18

ARTICLE 7 [**]		19
A.	[**]	19
B.	[**]	19
C.	[**]	19
D.	[**]	20
E.	[**]	22
F.	[**]	23
G.	[**]	25
H.	[**]	26
I.	[**]	26
J.	[**]	27
K.	[**]	28

ARTICLE 8 EXTENSION OR SUSPENSION		29
A.	Extension or Suspension	29
B.	Resumption and Adjustment	29

ARTICLE 9 [**]		31
A.	[**]	31
B.	[**]	32
C.	[**]	32
D.	Termination for Change of Control	33
E.	Termination for Cause	33
F.	General Obligations at Termination	34

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE TITLE		PAGE

ARTICLE 10 LIMITATION OF LIABILITY		37

ARTICLE 11 THIRD PARTY FUEL SUPPLY		38
A.	Fuel Assemblies Purchased from Others	38
B.	Lead Use Fuel Assembly (LUA)	38
C.	Maintenance of Mechanical Integrity Warranty	39

ARTICLE 12 CHANGES TO GENERAL WORK SCOPE		40

APPENDIX 1 [**]		42

APPENDIX 2 [**]		43
A.	[**]	43
B.	[**]	43

APPENDIX 3 [**]		44

APPENDIX 4 [**]		45

APPENDIX 5 OWNER’S EUP		46
A.	General	46
B.	EUP Delivery by Physical Delivery	48
C.	EUP Delivery by Book Transfer	48
D.	Standard Enricher Formulae for Calculating SWU and Feed	49
E.	EUP Dispute Procedure	50
F.	EUP Accounting/Reconciliation Procedure	51

APPENDIX 6 CYCLE DESIGN REPORT CONTENTS		57

APPENDIX 7 INTENTIONALLY LEFT BLANK		58

APPENDIX 8 [**]		59
A.	[**]	59
B.	[**]	59
C.	[**]	59
D.	[**]	59
E.	[**]	60
F.	[**]	60

APPENDIX 9PROPRIETARY INFORMATION AGREEMENT (SAMPLE)		61

APPENDIX 10 COMPATIBILITY DATA		65
A.	Pre-Award Information	65
B.	Post-Award Information	67

APPENDIX 11 INTENTIONALLY LEFT BLANK		70

APPENDIX 12 [**]		71
A.	[**]	71
B.	[**]	71
C.	[**]	71
D.	[**]	71
E.	[**]	71
F.	[**]	73
G.	[**]	73

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

RECITALS

THIS CONTRACT for FUEL FABRICATION AND RELATED SERVICES, dated this 27th day of January, 2011, is by and between South Carolina Electric & Gas Company, and Westinghouse Electric Company LLC, a limited liability company duly organized and existing under and by virtue of the laws of the State of Delaware, with an office at 1000 Westinghouse Drive, Cranberry Township, Pennsylvania 16066 (“Westinghouse”) and provides for the fabrication of nuclear fuel and associated services as hereinafter described.

WHEREAS, Owners desire to develop, license, procure and have constructed a nuclear-fueled electricity generating facility to be located at the V. C. Summer Plant Site (the “Facility”) in the state of South Carolina and,

WHEREAS, Owner requires a supplier of nuclear fuel and related services necessary to operate its Facility; and,

WHEREAS, Westinghouse is engaged in the business of designing, developing and supplying commercial nuclear power facilities and has developed a pressurized water nuclear power reactor known as the AP1000 (the “AP1000 Nuclear Power Plant”) for which the U.S. Nuclear Regulatory Commission has issued a Standard Design Certification in the form of a rule set forth in Appendix D to 10 CFR Part 52; and,

WHEREAS, the AP1000 Standard Design Certification set forth in Appendix D to 10 CFR Part 52 specifies the Westinghouse AP1000 nuclear fuel design as an integral part of the licensed AP1000 plant design; and,

WHEREAS, Westinghouse desires to provide the nuclear fuel fabrication and related support technology and services necessary to operate the Owner’s new AP1000 nuclear electricity generation facility; and

WITNESSETH:

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

January 2011	AP1000 Fuel Fabrication Contract	Page 1

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE 1          AGREEMENT DOCUMENTS; DEFINITIONS

A.                                  Agreement Documents

The Agreement Documents (“Agreement” or “Agreement Documents”) between the parties shall consist of this Contract for AP1000 Fuel Fabrication and Related Services Agreement (“the Contract”), its Appendices and all documents incorporated by reference therein including, without limitation, the Fuel Alliance Agreement, the General Terms and Conditions, the Fuel Technology License Agreement and any amendments thereto.

B.                                   Definitions

Defined terms which are common for all Agreement Documents shall be located in Attachment E, DEFINED TERMS.  In the event a term requires a definition that is different from the definition set forth in the Attachment E, for the purposes of this Contract it shall be defined as specifically set forth in this Contract.

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE 2          WESTINGHOUSE SCOPE OF SUPPLY

A.                                  Westinghouse Fuel Assembly Fabrication Services

Westinghouse will provide the following Work as specified herein:

1.                                     Fuel Assembly fabrication services of the Reference Design using the Owner-supplied EUP for [**] Fuel Assemblies contained in the Initial Core of each Unit and that comply with the Fuel Assembly design and fabrication specifications provided by Westinghouse.

2.                                     Integral and insert burnable absorbers including holddown devices required by the Initial Core design of each Unit as described in Appendix 2, INITIAL CORE DESIGN SUMMARY.

3.                                     Core Components of the Reference Design and the quantities described in Appendix 3, REFERENCE CORE COMPONENTS REQUIREMENTS AND DESIGN for the Initial Core of each Unit.

4.                                     Fuel Assembly fabrication of the Reference Design for Reload Regions using the Owner-supplied EUP for each Unit of approximately [**] Fuel Assemblies per Reload Region. This Contract is for the Initial Cores and [**] Reload Regions for Unit 2 and [**] Reload Regions for Unit 3.  The number of Fuel Assemblies per Reload Region may not vary by more than [**] Fuel Assemblies due to the use of Lead Use Assemblies.

5.                                     Wet Annular Burnable Absorbers (WABAs) and their associated holddown devices for any Reload Region.

6.                                     One (1) full-size replica fuel assembly per Unit.  The replica fuel assembly shall be suitable to demonstrate compatibility with Plant and handling tool interfaces. The replica fuel assembly will be fabricated from production Fuel Assembly components using production manufacturing processes with the exception that the fuel rods will be filled with non-uranium pellets instead of UO2 pellets.  The replica fuel assembly envelope and top and bottom nozzles will meet production Fuel Assembly design requirements.  The resulting total mass shall be within +/- 10 lbs of a fuel-bearing assembly and will be documented. The center of gravity will be matched as closely to that of a fuel-bearing assembly as practicable.

7.                                     One (1) model fuel assembly.  The model fuel assembly will be fabricated from production Fuel Assembly components and will contain at least one of each type of spacer grid used in the Fuel Assemblies.  The height of the model assembly will be approximately 4.0 feet to facilitate display and a stand will be provided to minimize safety tipping concerns.  The model fuel assembly will be loaded with simulated fuel rods in approximately 75% of the fuel lattice locations with one of the four faces open to allow viewing of the internal layout of the spacer grids and guide thimbles.

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

8.                                     [**] reusable Fuel Assembly shipping containers for shipment of non-irradiated Fuel Assemblies to the Site.

9.                                     Delivery of Fuel Assemblies, Core Components, replica fuel assemblies, model fuel assemblies and Designated Computer System, as defined in Article 2.E, in accordance with the provisions of Article 2, DELIVERY, TITLE, AND RISK OF LOSS of the General Terms and Conditions.

10.                              Return transportation of Fuel Assembly shipping containers from the Owner’s Site.

11.                              New Fuel Assembly unloading and handling instructions, procedures and training.  Westinghouse will provide Fuel Assembly unloading and handling training upon request at a place and time mutually agreed by the Parties. ([**])

12.                              Information to allow Owner to arrange for supply of non-Westinghouse reload fuel in accordance with the provisions of Article 10, THIRD PARTY FUEL SUPPLY in the form of Lead Use Assemblies during the term of the Contract and subsequent reload fuel after the term of the Contract.

B.                                   [**] Reload Region Fuel Fabrication Services

1.                                     The final Reload Region provided by Westinghouse under this Contract shall constitute one-hundred percent (100%) of the Fuel Assembly requirements for that Cycle.

2.                                     Fabrication requirements are projected in Appendix 4, REPRESENTATIVE RELOAD FUEL ASSEMBLY REQUIREMENTS AND SCHEDULE.

3.                                     The use of LUAs will not reduce the minimum Fuel Assembly requirement.  Allowances for limited numbers of LUAs are defined in Article 10, THIRD PARTY FUEL SUPPLY.

4.                                     [**] includes burnable absorbers requirements of integral absorbers in the form of rods [**] on a region average basis

5.                                     [**] includes up to [**] burnable absorber patterns per Reload Region from the then-current Westinghouse standard patterns per reload.  Any additional burnable absorber pattern requirements above this allocation or any asymmetric burnable absorber patterns shall be subject to the terms of Article 4, CHANGES of the General Terms and Conditions.

6.                                     [**].  Changes to these conditions shall be subject to the terms of Article 4, CHANGES of the General Terms and Conditions. Reload Regions are assumed to contain IFBA rods only. If WABA

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

assemblies are required in addition to the IFBA, they will be subject to the terms of Article 4, CHANGES of the General Terms and Conditions.  [**]

C.                                   Handling of Owner-Supplied EUP

The terms and conditions for the activities associated with the Owner-supplied EUP are set forth in Appendix 5, OWNER’S EUP.

D.                                   Initial Core and Reload Core Design and Related Licensing Engineering Services

1.            For each Initial Core, Westinghouse will:

a.                                     Establish Fuel Assembly and Core Components design bases, including a review of the Core Operating Limits Report (COLR), Core Reference Report and Technical Specifications;

b.                                     Provide initial Cycle-specific input to the BEACON-DMMTM Core monitoring software;

c.                                     Provide initial Cycle-specific operating margin evaluation for Unit operation with the BEACON-DMM Core monitoring software in service;

d.                                     Provide initial Cycle-specific COLR including parameters necessary to operate the Unit with BEACON-DMM out of service, as allowed by the Unit Technical Specifications;

e.                                     Recommend control rod shuffling, control rod programming, GRCA exchange sequence and timing;

f.                                         Establish the initial value of the following set points and safety-related parameters to reflect the as-built condition of the Plant and Initial Core reactor as they are related to and affected by the Core and/or Fuel Assembly design:

1.                                     Reactor protection system set points;

2.                                     Reactor power control system set points;

3.                                     Rod control system set points;

4.                                     Rapid power reduction system set points; and,

5.                                     Review safety-related parameters in the combined operating License to confirm applicability to the Initial Core.

Any required modifications or revisions identified during these reviews that are solely due to Owner requested changes will be subject to the terms of Article 4, CHANGES of the General Terms and Conditions, and/or Article 8, LICENSES, PERMITS, AUTHORIZATIONS, AND LICENSING SUPPORT of the General Terms and Conditions, as appropriate.

January 2011	AP1000 Fuel Fabrication Contract	Page 5

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

g.                                     Perform transient and safeguards related analyses, as required by the NRC, in support of the licensing effort of the Owner under the conditions set forth in Article 8 LICENSES, PERMITS, AUTHORIZATIONS, AND LICENSING SUPPORT of the General Terms and Conditions;

h.                                     Provide individual as-built Fuel Assembly design and as-built manufacturing information required by TracWorks®;

i.                                         Provide a Cycle Design Report describing the nuclear, thermal/hydraulic and mechanical design for each Fuel Cycle at each Unit for licensing and Core operation purposes.  The contents of the Cycle Design Report are presented in Appendix 6, CYCLE DESIGN REPORT CONTENTS.

j.                                         Provide the analytic constants and review of startup testing results required to support the low-power physics testing upon initial Cycle startup using Dynamic Rod Worth Measurement for Cycle 1.

k.                                     Provide an Initial Core Safety Evaluation Report which summarizes the results of the Westinghouse effort described in this Article 2.D.1.

2.                                     For each Reload Region, Westinghouse or Owner will provide the following Services for each forthcoming Cycle based on the Owner-specified energy requirements furnished in accordance with Article 6, SCHEDULES:

a.                                     Establish number of Fuel Assemblies, enrichments, a loading pattern and a burnable absorber pattern, as required, consistent with NRC licensing requirements;

b.                                     Review design bases, including a review of the Technical Specifications and COLR(s) of the Owner’s operating license and previous designs, if applicable;

c.                                     Provide Cycle-specific operating margin evaluation for Unit operation with the BEACON-DMM Core monitoring software in service.

d.                                     Provide Cycle-specific Core Operating Limit Report (COLR) updates including parameters necessary to operate the Unit with BEACON-DMM out of service, as allowed by the Unit Technical Specifications.

e.                                     Provide recommendations on control rod shuffling, control rod programming, GRCA exchange sequence and timing.

f.                                         Perform a review and evaluation of the following (as they are related to and affected by the Core design) provided that Owner makes available to Westinghouse all of the Plant information required by Westinghouse to perform its obligation:

1.                                     Reactor protection system set points;

2.                                     Applicable safety-related parameters versus those used in support of the current licensing basis described in Owner’s most recently amended Final Safety Analysis Report (FSAR).

January 2011	AP1000 Fuel Fabrication Contract	Page 6

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

Any required modifications or revisions identified during these reviews could be subject to the terms of Article 4, CHANGES of the General Terms and Conditions, and/or Article 8, LICENSES, PERMITS, AUTHORIZATIONS, AND LICENSING SUPPORT of the General Terms and Conditions, as appropriate.

g.                                     Perform additional transient and safeguards related analyses, as required by the NRC, in support of the licensing effort of the Owner under the conditions set forth in Article 8, LICENSES, PERMITS, AUTHORIZATIONS, AND LICENSING SUPPORT of the General Terms and Conditions;

h.                                     Provide individual as-built Fuel Assembly design and as-built manufacturing information;

i.                                         Provide a Cycle Design Report describing the nuclear, thermal/hydraulic and mechanical design for each Cycle at each Unit for licensing and Core operation purposes.  The contents of the Cycle Design Report are presented in Appendix 6, CYCLE DESIGN REPORT CONTENTS.

j.                                         Provide the analytic constants and review of startup testing results required to support the low-power physics testing upon initial Cycle startup using Subcritical Rod Worth Measurement.

k.                                     Provide a Reload Region Evaluation Report which summarizes the results of the Westinghouse effort described in this Article 2.D.2.

3.            Fuel Management Support

For the initial Cycle, the fuel management will be as determined by the Core Reference Report.  For subsequent Cycles the fuel management support will be as defined herein or as otherwise directed by Owner at its expense. Should the Owner perform the fuel management services, the Owner will be required to use Westinghouse core design codes and methods and must provide a verified copy of the models to Westinghouse.

4.            Operational Support

Westinghouse will provide evaluations of coolant chemistry data provided by Owner.  Upon request, Westinghouse will provide evaluation of Core follow data such as Fq, FH and axial offset, and maintain the operating model for each Cycle.

January 2011	AP1000 Fuel Fabrication Contract	Page 7

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE 3          OWNER’S SCOPE OF SUPPLY

A.                                   In Support of the nuclear fuel fabrication and related services to be provided hereunder, Owner shall:

1.                                     Supply, in accordance with APPENDIX 5,OWNER’S EUP, one hundred percent (100%) of the EUP as natural or enriched uranium hexafluoride required to meet the final design uranium loading for each Reload Region to be fabricated in the enrichments and at the times specified in accordance with Article 6, SCHEDULES.  In the event that the EUP supplied by Owner does not conform to the quality standards specified for EUP, an equitable adjustment will be made to all pertinent provisions of the Contract, including but not limited to, scope of work, price, schedules, and warranties.

2.                                     Pay for all transportation charges not explicitly provided by Westinghouse pursuant to Article 2.A, Westinghouse Fuel Assembly Fabrication Services.

3.                                     For physical deliveries, pay for all withdrawal, packaging, and associated charges levied by the Enrichment Facility and similar charges levied by the Conversion Facility for EUP supplied by Owner to Westinghouse under this Contract.

4.                                     Unload and store the Fuel Assemblies at the Site.

5.                                     Use its reasonable efforts to make the Westinghouse Fuel Assembly shipping containers ready for return shipment to Westinghouse within [**] days of their arrival at the Site but in any case [**].

6.                                     Make payments in accordance with Article 5, INVOICING AND PAYMENT.

7.                                     Provide reasonable access to the Plant and the required support services to enable Westinghouse to fulfill its warranty and other obligations and requirements as specified elsewhere in the Contract.

8.                                     Provide data, reviews, notifications, schedules, and requirements as specified elsewhere in the Contract and any other information reasonably required by Westinghouse to enable it to perform its design, licensing and manufacturing obligations under the Contract.  Safety-related parameters made available by Owner shall be provided in accordance with Owner’s quality assurance program.

9.                                     Apply for and pursue in good faith the Combined Operating License for the Plant prior to Delivery of the Initial Core and maintain said license during the term of this Contract.

January 2011	AP1000 Fuel Fabrication Contract	Page 8

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE 4          PRICE AND PAYMENT SCHEDULE

A.                                  Initial Core Fuel Assembly Fabrication Price

1.                                     Westinghouse shall charge for and be compensated for by Owner for fabrication of Fuel Assemblies and the engineering support for each Initial Core of each Unit as provided in the Fuel Alliance Agreement.

2.                                     The prices are subject to escalation as defined in Article 5, INVOICING AND PAYMENT of this Contract.

B.                                   Reload Fuel Assembly Fabrication and Related Services Prices

1.                                     The prices for Reload Fuel Assembly fabrication services are provided in the Fuel Alliance Agreement.

2.                                     The prices are subject to escalation as defined in Article 5, INVOICING AND PAYMENT, of this Contract.

C.                                   Core Components Prices

1.                                     Westinghouse shall charge for and be compensated for by Owner for the fabrication of Core Components and spares for each Initial Core of each Unit as provided in the Fuel Alliance Agreement.

2.                                     The prices are subject to escalation as defined in Article 5, INVOICING AND PAYMENT, of this Contract.

3.                                     In addition to escalation of the fabrication prices, the price of the NG-RCCAs are subject to adjustment based upon the price of silver and indium as of the time of fabrication.  The price of the primary source is subject to adjustment based upon the price of californium as of the time of fabrication.

4.                                     The final design and licensing of the GRCA has not been completed as of the date of this offer.  Westinghouse will provide the final price for the GRCA upon design completion and USNRC licensing approval of WCAP-16943-P, “Enhanced GRCA (Gray Rod Cluster Assembly) Rodlet Design”.  To the extent that the final design contains precious metals, the cost of the precious metals will be indexed to industry indices and the actual cost determined at the time of delivery in a manner similar to that used for NG-RCCAs.  The price of the non-precious metals portion of the GRCA will be subject to escalation as defined in the Fuel Alliance Agreement.

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE 5          INVOICING AND PAYMENT

A.                                  Invoicing

1.                                     Invoicing will be as defined in the Fuel Alliance Agreement.

2.                                     Each invoice will be transmitted electronically to Owner as indicated in Article 14.H, Notices of the General Terms and Conditions and shall reference the applicable Work.

B.                                   Terms of Payment

1.                                     Subject to Article 5.B.3 below, payment by the Owner of all amounts reflected on Westinghouse invoice(s) shall be made in US dollars (unless otherwise agreed by the Parties) on a net [**] calendar day basis from the date an invoice is electronically transferred to the Owner.

2.                                     The Owner shall pay Westinghouse, or Westinghouse will refund to the Owner, the amounts reflected on submitted invoice(s) via electronic funds transfer to account(s) that will be specified on such invoices.

3.                                     Amounts incorrectly or inappropriately invoiced to the Owner, whether discovered prior to or subsequent to payment by the Owner, shall be adjusted or reimbursed to the Owner by Westinghouse within [**] calendar days of notification by the Owner to Westinghouse of the error in the invoice.  In the case of an invoice dispute, the undisputed portion(s) of the invoice(s) (or if applicable refund statement(s)) shall be paid on the same net [**] calendar day basis.  The disputed portion will be paid, or refunded, net [**] days after the dispute is resolved.

4.                                     The Parties shall use all reasonable efforts to resolve any invoice dispute within [**] calendar days.  Thereafter, any disputed invoice amounts shall be resolved in accordance with the provisions of Article 13, DISPUTES of the General Terms and Conditions.

5.                                     All payments of undisputed invoice amounts received by Westinghouse or adjustments or reimbursements due to Owner more than [**] calendar days from the invoice date shall be subject to late payment charges using the prime interest rate as published by “The Wall Street Journal” on the invoice date plus [**].

6.                                     Any price adjustment made in recognition of changes in the reference EUP Hold Time as provided in Article 5.D, Price Adjustment – Variation of EUP Delivery Time, shall not be subject to the [**].

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

C.                                   Price Adjustment

1.                                     [**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

[**]

2.                                     [**]

[**]

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[**]	[**]
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3.                                     Calculation of Price

a.                                     A provisional total Price will be calculated based on the base price as defined in the Fuel Alliance Agreement plus price adjustment.  For purposes of the provisional total price adjustment, the latest available index value two (2) months prior to the scheduled invoice date will be used.  The price adjustment shall be computed as the change in weighted index value from the base month to the latest available month.  The schedule and amount of each payment shall be made in accordance with the provisions of Appendix 8, Payment Schedules.  The provisional price shall be used as the basis for all progress payments.

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

b.                                     A final Price will be calculated based on final indices for the reference month(s) as defined in Article 5.C.1.e above.  The final escalation shall be computed as the change in weighted index values from the base month to the reference month.  The invoice for the final Price adjustment payment will be issued when all final index values are available.  The final Price adjustment is calculated as the difference between the final Price and the provisional Price.  Payment of this invoice is due [**] days after the Owner has received all required invoices and associated documentation and found them in order.  The schedule and amount of each payment shall be made in accordance with the provisions of Appendix 8, Payment Schedules.

D.                                   Price Adjustment – Variation of EUP Delivery Time

1.                                     The Owner is required to deliver the EUP to Westinghouse DDP (Incoterms 2000) Fabrication Facility as defined in Appendix 5, OWNER’S EUP as required for each Initial Cores and Reload Region fabrication with an EUP Hold Time as defined in Article 6.C, Material Delivery Schedule.

2.                                     The Owner shall have the right to request a reduction of the EUP Hold Time as defined in Article 6.C, Material Delivery Schedule at the same time as the FSDD is defined as specified in Article 6.A, Fuel Assembly Delivery Schedules.  Westinghouse shall have the right to accept, reject or modify the Owner’s request for EUP Hold Time reduction at its sole discretion within [**] of the request.  In the event that both Parties agree to reduce the EUP holding time, the price of the Reload Region shall be [**] as defined in Article 5.D.4.

3.                                     Westinghouse shall have the right to request an increase of the EUP Hold Time as defined in Article 6.C, Material Delivery Schedule at the same time as the FSDD is defined as specified in Article 6.A, Fuel Assembly Delivery Schedules.  The Owner shall have the right to accept, reject or modify Westinghouse’s request for EUP Hold Time increase at its sole discretion within [**] of the request.  In the event that both Parties agree to increase the EUP Hold Time, the price of the Reload Region of Fuel Assemblies shall be [**] as defined in Article 5.D.4.

4.                                     The Fuel Assembly fabrication price adjustment in US dollars for agreed variation in EUP Hold Time as defined above in Article 5.D.2 and Article 5.D.3, above shall be calculated for each Reload Region of Fuel Assemblies as defined below in Equation 5.D.4-1.  The price adjustment calculated by equation 5.D.4-1 below shall be rounded to the nearest US dollar:

[**]         Equation 5.D.4-1

Where:

[**]

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

[**]

[**]

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[**]

[**]

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[**]

[**]

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

5.                                     The EUP Hold Time price adjustment shall be included in the first Fuel Assembly invoice issued by Westinghouse after the delivery of the EUP to the Fabrication Facility.

6.                                     This price adjustment shall not be effective to the extent that the Owner, for its convenience, delivers the EUP earlier than the agreed or contractual EUP Hold Time in the absence of Westinghouse’s formal request for early EUP delivery.  Nonetheless, Westinghouse will make reasonable efforts to accommodate the Owner’s convenience for early EUP delivery at no additional charge subject to the availability of storage space at the Fabrication Facility and the Owner’s grant of rights for Westinghouse to use the EUP in its Fabrication Facility upon delivery.

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE 6          SCHEDULES

A.                                  Fuel Assembly Delivery Schedules

1.                                     The Owner and Westinghouse shall, at least [**] in advance of the date the last Fuel Assembly and Core Components of the Initial Core are required to be shipped, mutually establish an Initial Core Tentative Scheduled Delivery Date, hereinafter referred to as ICTSDD.  Simultaneous with the establishment of the ICTSDD, the Owner shall provide an updated estimate of the long-term fuel and burnable absorber requirement schedules presented in Appendix 4, REPRESENTATIVE RELOAD REGION FUEL ASSEMBLY REQUIREMENTS AND SCHEDULE.  The ICTSDD will be updated by mutual agreement of the Owner and Westinghouse every [**] subsequent to the initial estimate.  Adjustments to the ICTSDD during the [**] period from the initial estimate shall be no earlier than the original estimate and no greater than a total of [**] later unless otherwise mutually agreed by the Parties.

2.                                     Not later than [**] prior to the previously established ICTSDD, Owner and Westinghouse will mutually establish an Initial Core Final Scheduled Delivery Date, hereinafter referred to as ICFSDD.  The ICFSDD shall not be more than [**] later or earlier than the final ICTSDD unless otherwise mutually agreed.

3.                                     Westinghouse will not commence delivery of the Initial Core Fuel Assemblies earlier than [**] prior to the ICFSDD, unless otherwise mutually agreed.

4.                                     For other hardware, such as primary source assemblies, replica assemblies, model fuel assembly, model core components, the delivery dates will be by mutual agreement.

5.                                     For each Reload Region, Owner and Westinghouse, at least [**] in advance of the date the last Fuel Assembly of that Region is required to be Delivered, will mutually establish a Tentative Scheduled Delivery Date, hereinafter referred to as TSDD.  Simultaneous with the establishment of the TSDD, the Owner shall provide an updated estimate of the long-term fuel requirement schedules presented in Appendix 4, REPRESENTATIVE RELOAD REGION FUEL ASSEMBLY REQUIREMENTS AND SCHEDULE.

6.                                     Not later than [**] prior to the previously established TSDD, Owner and Westinghouse will mutually establish a Final Scheduled Delivery Date, hereinafter referred to as FSDD.  The FSDD shall not be more than [**] later or earlier than the TSDD unless otherwise mutually agreed. At the same time as the FSDD is established, Owner shall request the shipping schedule.

7.                                     Westinghouse will either agree to the proposed shipping schedule or request an alternate schedule within [**]. Westinghouse will not commence delivery of the Reload Region of Fuel Assemblies earlier than [**] prior to the FSDD, unless otherwise mutually agreed.

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Westinghouse Proprietary Class 2

8.                                     The prices and terms of the Contract are based on shipment of Fuel Assemblies on a nominal [**] Cycle basis as presented in Appendix 4, REPRESENTATIVE RELOAD FUEL ASSEMBLY REQUIREMENTS AND SCHEDULE and in accordance with this Article 6.A, Delivery Schedules.  No adjustment to the schedules, as required in this Article 6.A shall exceed [**] without the mutual agreement of the Parties.

9.                                     Any change in shipment schedules which causes the Final Scheduled Delivery Date to exceed the limits of this Article 6.A, Delivery Schedules by more than [**] shall be subject to adjustment in accordance with Article 8, EXTENSION OR SUSPENSION.

10.                              With the exception of primary source assemblies, Westinghouse will use its commercially reasonable efforts to ship the Core Components to be used in the Initial Core in the Fuel Assembly for which the specific Core Component is to reside during the Initial Core.

11.                              Westinghouse will assemble the primary source assembly at the Plant upon arrival of the primary source rodlets at the Plant.  The Owner will provide its assistance in receiving the primary source and returning the shipping cask as required by the Supplier of the primary source rodlets.

12.                              Spare NG-RCCAs, GRCAs and thimble plugging devices will be shipped to the Owner in containers suitable for covered warehouse storage typical in the commercial nuclear power industry of these Core Components, until eventual use.

B.                                   Energy Requirements Schedule

1.                                     Owner will notify Westinghouse of its estimate of its operating requirements for all Cycles affected by the given Reload Region design at least [**] in advance of the TSDD, if Westinghouse is to perform the core design scope.

2.                                     Westinghouse, or Owner, will provide the tentative enrichments and loadings for the Reload Region within [**] after Owner notifies Westinghouse in accordance with Article 6.B.1, above.

3.                                    If Westinghouse is performing the Core design, Owner will notify Westinghouse of its final operating requirements for the given Cycle, and tentative requirements for the applicable subsequent Cycles, at least [**] prior to the TSDD, unless otherwise agreed by the Parties.

4.                                     Westinghouse will notify Owner of final proposed design enrichments and loadings for the Reload Region within [**] after Owner notifies Westinghouse in accordance with Article 6.B.3, above unless otherwise agreed by the Parties.

5.                                     Owner to provide final approval of the Westinghouse proposed final design enrichments and loadings no later than [**] after Westinghouse provides the proposed design enrichments and loadings unless otherwise agreed by the Parties.

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Westinghouse Proprietary Class 2

6.                                     When Owner performs the Core design, Owner is to provide the final core loading plan at least [**] prior to the FSDD.

C.                                   Material Delivery Schedule

1.                                     The reference EUP Hold Time for the Reload Regions constituting the Initial Core shall be [**].

2.                                     The reference EUP Hold Time for the Reload Regions constituting Reload Regions shall be [**].

3.                                     The actual EUP Hold Time for each Reload Region Delivered under this Contract shall be determined by the Parties as defined in Article 5.D.2 and Article 5.D.3.

4.                                     The Owner shall deliver the EUP required for each Reload Region to Westinghouse no later than the actual EUP Hold Time as defined in Article 6, SCHEDULES.  Changes to the EUP Hold Time can be made as defined in Article 4, CHANGES TO GENERAL WORK SCOPE, of the General Terms and Conditions, and/or Article 5.D, Price Adjustment – Variation of EUP Delivery Time.  In addition, Westinghouse may, at its sole discretion, delay the FSDD on a [**] basis or until such time as a new manufacturing slot with sufficient capacity becomes available to compensate the late EUP delivery.

5.                                     EUP Delivery shall be deemed to have occurred when either the Owner physically delivers the EUP DDP Fabrication Facility (Incoterms 2000) or other mutually agreed to locations, or in the case Westinghouse maintains a delivery optimization program with the Owner’s Enricher, the Owner authorizes the Book Transfer of the EUP to Westinghouse’s account.

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Westinghouse Proprietary Class 2

ARTICLE 7          [**]

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E.                                   [**]

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J.                                     [**]

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K.                                   [**]

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ARTICLE 8          EXTENSION OR SUSPENSION

A.                                  Extension or Suspension

1.                                     At Westinghouse’s option, the Work may be deemed to be suspended in the event Westinghouse is delayed due to acts or omissions of Owner or Owner’s contractors or suppliers.

2.                                     In the event of an extension or suspension, if in Westinghouse’s opinion any of the Work is in a state of performance such that interruption of the work would result in substantially increased costs, Westinghouse, after notice to Owner, may complete and store that portion of the Work.

3.                                     In the event the delivery schedules are extended or the Work is suspended pursuant to this Article 8.A, the Contract terms and conditions will be equitably adjusted pursuant to Article 8.B, Resumption and Adjustment.

4.                                     [**]

B.                                   Resumption and Adjustment

1.                                     Westinghouse will resume any Work which has been suspended when Westinghouse is satisfied that Owner has successfully resolved the cause(s) triggering such suspension, subject to the availability of the Fabrication Facility and other affected manufacturing facilities, qualified personnel, pre-existing commitments, and resolution of all other effects of such extension or suspension.

2.                                     The delivery schedules and the time for performance will be extended by a period of time necessary to overcome the effects of any suspension of the Work.

3.                                     The base price of the affected item will be equitably adjusted by Westinghouse to reflect any additional expense and risk incurred by Westinghouse by reason of such extension or suspension and, if appropriate, storage.  [**]

4.                                     Westinghouse will make reasonable efforts to minimize such additional expense.

5.                                     Other pertinent provisions of the Contract, such as the Scheduled Delivery Date and terms of payment, will be adjusted as necessary and appropriate.

6.                                     All such adjustments shall be made promptly after Owner’s request for such extension or suspension, or, if appropriate, after Westinghouse has deemed the work suspended pursuant to Article 8. A, Extension or Suspension.

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7.                                     Owner will make all payments due to Westinghouse for such extension on suspension pursuant to the provisions of Article 5, INVOICING AND PAYMENT.

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ARTICLE 9          TERM AND TERMINATION

A.                                  [**]

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Westinghouse Proprietary Class 2

B.                                   [**]

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[**]

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D.                                   Termination for Change of Control

The Owner will promptly notify Westinghouse of an attempt to effect a change in ownership of one or both Units or Owner and the Parties will cooperate to devise mechanisms to protect Westinghouse’s interests affected by such change.  Nonetheless, Westinghouse shall have the right to terminate this Contract in the event of a Change in Control of one or both Units or control of the Owner which is adverse, in Westinghouse’s reasonable discretion, to its business interests.  [**]

E.                                   Termination for Cause

1.                                     Owner may terminate the Contract in the event that:

a.                                     Westinghouse breaches its material obligations under this Contract; or

b.                                     [**]

c.                                     Westinghouse goes into liquidation other than as part of a corporate reorganization or enters into composition with its creditors or becomes insolvent or shall cease to carry on its business.

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[**]

2.                                     [**]

3.                                     Westinghouse may terminate the Contract in the event that:

a.                                     Breaches its material obligations under this Contract; or

b.                                     Owner shall go into liquidation other than as part of a corporate reorganization or enters into composition with its creditors or becomes insolvent or shall cease to carry on its business, or

c.                                     Owner’s attempt to assign the Contract to a competitor of Westinghouse in the nuclear fuel fabrication industry without Westinghouse’s consent.

[**]

F.                                    General Obligations at Termination

1.                                     [**]

2.                                     After receipt of a notice of termination and except as otherwise directed by the Owner, Westinghouse shall:

a.                                     Stop work under the Contract on the date specified in the notice of termination;

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b.                                     Place no further orders or subcontracts for materials, services or facilities except as directed by the Owner;

c.                                     Terminate all orders and subcontracts to the extent directed by the Owner;

d.                                     Either:

i.                                         To the extent permissible, assign to the Owner, in the manner, at the times, and to the extent directed by the Owner, all of the right, title, and interest of Westinghouse under the orders and subcontracts so terminated, in which case the Owner shall settle or pay at its sole expense, on behalf of itself and Westinghouse, any or all claims arising out of the termination of such orders and subcontracts; or

ii.                                      Settle all outstanding liabilities and all claims arising out of such termination of orders and subcontracts, which settlements shall be final for all the purposes of this article;

e.                                     Transfer title and deliver to the Owner in the manner, at the times, and to the extent, if any, directed by the Owner:

i.                                         The fabricated, parts, work in progress, completed work, articles, and other material produced as a part of, or acquired in connection with the performance of the work terminated by the notice of termination; and

ii.                                      The completed or partially completed non-proprietary plans, drawings, information, and other property which, if the contract had been completed, would have been required to be furnished to the Owner.

f.                                         Use its best efforts to sell any property of the types referred to in Article 9.2.e.i; provided, however, that Westinghouse shall not be required to extend credit to any purchaser.

g.                                     Complete performance of such part of the Work as shall be directed by the Owner; and

h.                                     Take such action as may be necessary, or as the Owner may direct, for the protection, defabrication and preservation of the property related to this Contract which is in the possession of Westinghouse and in which the Owner has or may acquire an interest.

3.                                     All [**] the provisions of Article 5, COMPENSATION, of the Alliance Agreement.

4.                                     A Regulatory shutdown order shall be deemed to be final if a non-appealable order is issued by a Regulatory Authority having jurisdiction over the Plant or if Owner abandons its efforts to reverse such shutdown order or comply with the terms to re-start the Unit.

5.                                     The termination fees set forth above are subject to price adjustment in accordance with Article 5, INVOICING AND PAYMENT of this Contract.

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6.                                     Payment of Termination Costs and termination fees shall be made by Owner within [**] of issuance of the Westinghouse invoice.

7.                                     All costs to complete in-process Work and all termination charges shall be due and payable as listed in Articles 5.A, Invoicing and 5.B, Terms of Payment.

8.                                     Provision of the remedies in the manner and for the period of time provided herein shall constitute complete fulfillment of all the liabilities of the Parties for termination or partial termination of the Contract and damages resulting therefrom, whether the claims by the Parties are based in contract, in tort (including negligence and strict liability), under any warranty or otherwise.

9.                                     Except as expressly set forth in Article 9.B.1, in no event will Westinghouse be required to refund any payments received from Owner prior to the date of termination.

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ARTICLE 10        LIMITATION OF LIABILITY

A.                                   Neither Westinghouse nor its Suppliers will be liable to Owner, whether in contract, in tort (including negligence and strict liability), under any warranty, or otherwise, for any special, indirect, incidental, or consequential loss or damage whatsoever; any loss of use of equipment, Plant or power system, cost of capital, loss of profits or revenues or the loss of use thereof, cost of purchased or replacement power (including additional expenses incurred in using existing power facilities), increased costs of any kind or claims of customers of the Client.

B.                                   The provisions of this Article 10, LIMITATION OF LIABILITY shall apply to the full extent permitted by law, regardless of fault and notwithstanding any other provisions of the Contract.

C.                                   THE REMEDIES SET FORTH HEREIN ARE EXCLUSIVE AND THE TOTAL CUMULATIVE LIABILITY OF WESTINGHOUSE AND ITS SUPPLIERS UNDER THE CONTRACT OR FOR ANY ACT OR OMISSION IN CONNECTION THEREWITH OR RELATED THERETO, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER ANY WARRANTY, OR OTHERWISE, WILL BE LIMITED TO: [**].

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ARTICLE 11        THIRD PARTY FUEL SUPPLY

A.                                  Fuel Assemblies Purchased from Others

1.                                     The Owner shall notify Westinghouse of its intent to request tenders for reload fuel supply no later than [**] prior to Delivery of the final Fuel Assembly under this Contract.

2.                                     Westinghouse shall furnish the Owner the pre-award information specified in Appendix 10.A, Pre-Award Information, for the purpose of tender preparation and contract award, as indicated within [**] of the Owners request for data.

3.                                     The Owner may transmit to other qualified fuel supplier(s) the information contained in Appendix 10.A, Pre-Award Information.  Such information shall be subject to the restriction that it will be provided only for the purpose of obtaining fuel for Owner at the Plant and that it will be treated as Westinghouse Intellectual Property by the Owner under the provisions of Article 10 of the General Terms and Conditions, PROPRIETARY INFORMATION.  Such third party shall execute an appropriate non-disclosure, licensing or similar agreement either with or as agreed to by Westinghouse.  A sample agreement with a third party is provided herein as Appendix 9, PROPRIETARY INFORMATION AGREEMENT (SAMPLE).

4.                                     Following the award of a contract for the supply of Reload fuel assemblies to another supplier, upon request by the Owner, and to the extent that the information is available at the time of the award, Westinghouse shall provide the post-award compatibility information as set forth in Appendix 10.B, Post-Award Information, subject to the restriction that it will be transmitted only to the supplier receiving the reload fuel supply award and that it will be treated as Westinghouse Proprietary Information by the Owner and said supplier for the limited use of supplying fuel only to the Owner’s Plant under the provisions of Article 10 of the General Terms and Conditions, PROPRIETARY INFORMATION.

5.                                     All dimensions and compositions to be provided shall be nominal and will not include tolerances, unless otherwise specifically identified.  Information provided shall be based upon data used by Westinghouse for Fuel Assembly design.  Westinghouse shall have no responsibility with respect to the utilization or application of any furnished information.

B.                                   Lead Use Fuel Assembly (LUA)

1.                                     In order to permit the Owner to determine qualification of other fuel manufacturers, Westinghouse shall, upon the Owner’s request, permit the insertion of LUAs at any scheduled refueling.

2.                                    It is the responsibility of the Owner to demonstrate that these LUAs are compatible with Westinghouse’s supplied Fuel Assemblies and Core Components.

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3.                                     The number of such LUAs present in the core at any point in time shall be limited to a [**]  Further, insertion of third-party supplied qualification assemblies shall not be of essentially similar designs to those previously inserted.

4.                                     Westinghouse shall be furnished with the post-award information as defined in Appendix 10 B, Post-Award Information, from the other supplier and used in the Owner’s evaluation of compatibility with Fuel Assemblies and Core Components supplied by Westinghouse.

C.                                   [**]

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ARTICLE 12        CHANGES TO GENERAL WORK SCOPE

A.                                   Owner may request changes within the general scope of Work covered in the Agreement Documents and, if accepted by Westinghouse, the price, terms of payment, warranties, delivery schedules, and other pertinent provisions of the Agreement Documents shall be equitably adjusted in accordance with Fuel Alliance Agreement prior to making any such change.  Any necessary analytical effort, plus any prototypes, tests, laboratory examinations, or any other investigative work on the proposed change(s) will be to the account of Owner at the time and material rates in effect at the time such work is performed and set forth in the Fuel Alliance Agreement.

B.                                   Changes in the scope of Work required because of regulatory requirements or commitments by Owner to any Regulatory Authority will be in accordance with and governed by the provisions of Article 12.A above.

C.                                   Westinghouse may make changes in the scope of Work hereunder without compensation from Owner if such changes will not adversely affect its warranties, the technical soundness of the Work, operability or ability to license the Plant, or the schedule; provided, however, that no change which increases Owner’s cost for Fuel Assembly or Core Component interface, for installation, or for Plant operation and maintenance will be made without mutual agreement.

---  Signature page follows  ---

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Westinghouse Proprietary Class 2

IN WITNESS WHEREOF, the Parties have hereto set their respective signatures to this Contract.

SOUTH CAROLINA ELECTRIC & GAS COMPANY
By:	/s/ Kevin B. Marsh
Name	Kevin B. Marsh
Title	President
Date	January 25, 2011

WESTINGHOUSE ELECTRIC COMPANY LLC
By:	/s/ Aris S. Candris
Name	Aris S. Candris
Title	President & CEO
Date	January 27, 2011

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APPENDIX 1      [**]

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APPENDIX 2      [**]

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APPENDIX 3      [**]

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APPENDIX 4    [**]

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APPENDIX 5                   OWNER’S EUP

The following terms and conditions shall apply to the provision of the Owner’s EUP to Westinghouse.

A.                                  General

1.                                     Owner shall supply nominally one hundred percent (100%) of the EUP (both enriched and natural) required to meet the final EUP loading for each Initial Core and Reload Region to be fabricated by Westinghouse as specified in Article 6.C, Material Delivery Schedule.  Variations of the lead time for the Owner to supply EUP are limited to those defined in Article 6.C, Material Delivery Schedule.  The Owner shall use the design uranium loadings and Assay(s) provided by Westinghouse for planning and advance ordering purposes.  Any differences between design and final loading as well as variations between design and final Assay(s) will be accommodated through the provisions of Appendix 5.F, EUP Accounting Procedure.

2.                                     The Owner shall provide the EUP for the fabrication of the Fuel Assemblies of the Plant in accordance with the following terms and conditions either by physical delivery as described in Appendix 5.B, EUP Delivery by Physical Delivery or by Book Transfer as described in Appendix 5.C, EUP Delivery by Book Transfer.  The Owner may also deliver EUP by a combination of these methods at its discretion.  Feed and SWU content of any delivered EUP shall be calculated as defined in Appendix 5.D, Standard Enricher Formulae for Calculating SWU and Feed.  Any disputes regarding the Assay, quality or quantity of physically delivered EUP shall be resolved as defined in Appendix 5.E, EUP Dispute Procedure.

3.                                     Any cost of transportation for EUP will be to Owner’s account. The cost will be on a $/KgU basis for the fiscal year in which the EUP is delivered. [**]

4.                                     Accounting for the Feed and SWU contained within the Owner’s EUP shall be made in accordance with the conditions set forth in Appendix 5.F, EUP Accounting Procedure.

5.                                     Unless otherwise agreed to by the Parties, all EUP to be delivered by the Owner shall be in type 30B cylinders and meet the ASTM “Standard Specification for Uranium Hexafluoride Enriched to Less Than 5% U235”,  C996-96 for non-reprocessed uranium (hereinafter referred as “ASTM C996-96”).  All natural uranium to be delivered by Owner as UF6 shall meet the ASTM Specification C787-90.

6.                                     The actual quantities of EUP delivered shall be subject to a permissible variation by weight of plus or [**], and the actual Assay shall be subject to a permissible variation by weight of plus or minus [**] around such quantities and Assays as previously notified by Westinghouse or determined by Owner.  Notwithstanding this final agreement date, the Parties shall cooperate in the time period prior to the commitment date above and use each of their respective reasonable efforts to optimize the overall EUP supply

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Westinghouse Proprietary Class 2

cost of the Initial Core and Reload Region.  These efforts may include the optimization of Assays, blending requirements, EUP source(s), delivery mode(s), form of uranium and quantity.  However, in no event shall either Party be required to commit to any additional requirements beyond the Contract requirements that are not in its business interest or are not otherwise addressed and/or compensated by a separate agreement.

7.                                     The Parties may agree to the supply of EUP as UF6 in quantities and/or Assays that differ from the final Fuel Assembly enrichments for their individual convenience.  Each Party will take reasonable efforts to accommodate the other’s request to optimize the EUP supply.  Nonetheless, the Party requesting deviation from the actual design Assay and/or quantities shall be responsible for costs associated with its request in excess of what would have occurred if the actual design quantity(ies) and Assay(s) had been provided, including the loss of SWU due to blending.

8.                                     If any delivery of EUP is delayed or does not take place for reasons attributable to Owner’s failure, Westinghouse will provide its reasonable assistance to the Owner to obtain replacement delivery of EUP.  In the event that the delayed delivery of EUP impacts the then current manufacturing schedule, Westinghouse shall promptly reschedule delivery after such time as suitable material is made available to Westinghouse.  The delay shall be considered to have been caused by Owner.  Westinghouse shall use reasonable efforts to minimize the delay in delivery to the Owner.  In the event of Owner’s failure to deliver acceptable material in compliance with the requirements of Article 6.C, Material Delivery Schedule, Westinghouse shall be excused from Contract penalty of any kind.  All reasonably incurred efforts or costs incurred by Westinghouse to recover from the Owner’s failure to make timely EUP delivery shall be to the Owner’s account.

9.                                     Westinghouse shall not be responsible for withdrawal, handling, packaging, logistics, sampling or other associated charges levied by the Enricher for EUP and, if required, similar charges levied by the conversion facility for natural uranium.

10.                              Any duties, taxes or other governmental levies or dues, where ever they may be incurred prior to delivery of EUP to Westinghouse, shall be to the account of the Owner or Enricher.

11.                             For purposes of calculating adjustments, the Transaction Tails Assay associated with each delivery of EUP to the Fabrication Facility shall be [**] unless otherwise agreed in writing by the Parties.

12.                              All SWU and Feed Book Transferred and/or physically delivered shall be of an origin(s) and/or specification(s) that is legal for use by Westinghouse as determined by the Regulatory Authorities with jurisdiction over the Fabrication Facility.  The Owner’s failure to meet this condition shall be treated as if the material was not delivered as described above in Appendix 5.A.7.

13.                              While any of Owner’s EUP is in Westinghouse’s possession, Westinghouse shall bear full responsibility for compliance with the requirements of the United States Department of Energy, the United States Nuclear Regulatory Commission and other applicable laws

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and government regulations concerning control and accountability of enriched and/or natural uranium, and, with respect to all fabricated Fuel Assemblies delivered hereunder, shall provide Owner with complete certified reports stating the quantity(ies) and Assay(s) of the enriched and/or natural uranium contained in each fuel rod and Finished Fuel Assembly.  Westinghouse’s enriched and/or natural uranium accountability and safeguards program shall be subject to audit by Owner.

14.                              Notwithstanding any of the foregoing, Westinghouse may commingle and treat as fungible Owner’s EUP with other EUP in Westinghouse’s possession.

B.                                   EUP Delivery by Physical Delivery

1.                                     Westinghouse shall take delivery of the EUP at the Fabrication Facility in the form of uranium hexafluoride (UF6) contained in 30B type cylinders and delivered by the Owner in the quantity, quality and Assay required by the time specified above for the affected Sub-region.  The Owner shall allow [**] from the physical delivery of EUP to the Fabrication Facility for analysis and acceptance by Westinghouse.

2.                                     The Owner shall provide sufficient Enriched Uranium in the form of UF6 to compensate for the heel in each 30B cylinder.  The maximum heel quantity of each 30B UF6 cylinder will not exceed that defined by ANSI-N14.1.  Further, Westinghouse will take its reasonable efforts to maximize the extraction of material from each cylinder and thereby minimize the actual heel quantity.

3.                                     The Owner shall provide a copy of the quantity and quality certificate for each cylinder or master cylinder, as applicable, of EUP to be delivered to Westinghouse no later than [**] in advance of the actual physical delivery of EUP.

4.                                     At the Owner’s request and according to provisions of existing EUP logistics agreement with the Owner or its agent(s), Westinghouse will make clean empty 30B cylinders available to be collected by the Owner at the gate of the Fabrication Facility, if available.  This provision is conditioned upon the Owner authorizing cleaning of the empty cylinders as provided in Appendix 5.B.5.  The Owner shall at its own cost make delivery of the cylinders to its designated Enrichment Facility for loading with the EUP and the subsequent supply to the Fabrication Facility. Unless otherwise agreed each uniform lot (master cylinder) shall be accompanied with one P10 sample tube or for each 30B cylinder if traceability to a parent cylinder is not possible.

5.                                     After the cylinders are emptied, subject to an agreed cleaning cost paid by the Owner, the cylinders may be cleaned at the Fabrication Facility using its standard cleaning procedures. One hundred percent (100%) of the recovered heel quantity will be credited to the account of the Owner.

C.                                   EUP Delivery by Book Transfer

1.                                     In the event Owner’s EUP is to be provided by Book Transfer from Enricher’s account at the Fabrication Facility to Owner’s account at the Fabrication Facility:

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a.                                     It is understood and agreed that the Enricher shall have a separate storage and delivery agreement, otherwise known as a “Delivery Optimization Program”, with Westinghouse such that the specifications and delivery mechanisms required to execute a Book Transfer between the Owner and Westinghouse are enabled.  Subject to that separate agreement being in place, the following conditions shall apply:

1.                                     Westinghouse shall promptly provide Owner with a written confirmation of the Book Transfer credit to Owner’s account.

2.                                     EUP credited to Owner’s account shall be deemed to be in conformance with the applicable specifications as defined above.

D.                                   Standard Enricher Formulae for Calculating SWU and Feed

1.                                     The Feed component, or normal uranium feed per unit of product (feed factor):

                                Equation A5.D.1-1

where:          F2P                        =                                        Feed Component (KgU) per unit of product (KgU)

Xp                                  =                                        Product Assay (weight percent U235)

Xt                                     =                                        Transaction Tails Assay (weight percent U235)

Xf                                      =                                        Feed Assay (equal to 0.711 weight percent U235)

Note:                 the percents (%) must be converted to decimals for use in the equations.

2.                                     SWU Component, or Separative Work Unit of product (SWU factor):

   Equation A5.D.2-1

where:                                      Equation A5.D.2-2

where:          Xp, Xt, and Xf are defined above and ln = natural logarithm (base e)

3.                                     For the application of the above formulas:

a.                                     Uranium is expressed in KgU in the form of UF6, rounded to the nearest gram (third decimal place).

b.                                     The uranium Assay is expressed in weight percent rounded to the fourth decimal place.

c.                                     Intermediate calculations are carried to at least eight decimal places.

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d.                                     Feed and SWU factors for each KgU of an Assay are rounded to the third decimal place.

e.                                     The rounding is done by the standard rounding procedure.

E.                                   EUP Dispute Procedure

Should Westinghouse dispute quality or enrichment of the EUP, made available by the Owner:

1.                         Westinghouse and the Owner shall exchange the information they have on analysis.  They shall promptly agree to choose a referee laboratory.

2.                         The Enricher shall send its reserve sample of the disputed EUP to the referee laboratory agreed upon by both Parties, with the instructions to obtain an umpire analysis.  This laboratory shall promptly complete its analysis and then promptly notify to the Parties the results of said analysis.

3.                         If the dispute only relates to the results of the quantity, Westinghouse may commence fabrication before settlement of the dispute.

4.                         If the dispute relates to the conformity of the EUP to the ASTM C996-96 requirements, Westinghouse shall quarantine such material until settlement of the dispute.  If Westinghouse’s results are confirmed on settlement of the dispute, the Owner shall instruct Westinghouse on disposal arrangements for such non-conforming EUP.  In such case, the Owner shall reimburse Westinghouse for additional extra costs of such disposal such as EUP transport, cylinder rental or insurance charges and promptly replace the disputed EUP.

5.                         In the case that the Owner’s results are confirmed on settlement of the dispute, Westinghouse shall fabricate the Fuel Assemblies using the Owner’s EUP.  Westinghouse shall have no right to claim for extra costs arising from the EUP dispute as mentioned in the above paragraph.

6.                         The results to be taken as final shall be the one situated between the two extreme results.

7.                        If the results of the referee laboratory fall outside those found by the Owner and Westinghouse, the Assay value of the Owner or Westinghouse closest to that of the referee shall be the one finally adopted.

8.                         The expenses of the referee laboratory including the cost of delivery of the samples, shall be paid by the Party whose Assay results are farthest from those of the referee, unless the referee laboratory’s results fall exactly half-way between those of the parties, in which case each Party shall pay one-half the expense.

9.                         Under the terms of this Section, nothing herein shall prevent the Parties from performing the analysis again themselves or otherwise resolving any differences in analysis without having recourse to a referee laboratory provided that both Parties mutually agree hereto in writing.

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F.                                    EUP Accounting/Reconciliation Procedure

1                             General

The fabrication of Fuel Assemblies may result in the use of quantities of natural and enriched uranium that are different from that supplied by Owner. Owner shall supply both natural uranium and enriched uranium as specified in Appendix 5.A. Westinghouse shall deliver to Owner Fuel Assemblies containing natural and enriched uranium in the form of UO2. The material variance in natural and enriched uranium actually supplied by Owner and by Westinghouse shall be settled in accordance with the provisions specified below.  An example of Feed/SWU reconciliation is provided in Table 5.1.  An example of EUP reconciliation is provided in Table 5.2.

2.                                     Procedure.

a.                                     Depending on the material supplied by Owner, the following reconciliation procedures will apply.  For uranium hexafluoride reconciliation, the procedure will be to compare the calculated values of Feed and SWU that are contained in the enriched uranium hexafluoride supplied by Owner with the calculated values of Feed and SWU, contained in the Fuel Assemblies as enriched UO2, that are delivered by Westinghouse and make a financial settlement based on the Feed and SWU differences and the actual prices paid by Owner for Feed and SWU. The Feed includes two components, namely U3O8, and conversion. This procedure will also be used to compare the quantity of natural uranium hexafluoride supplied by Owner for axial blankets with the quantity of natural UO2 delivered by Westinghouse and make a financial settlement based on the difference and the actual price paid by Owner for the natural uranium hexafluoride.

b.                                     For EUP reconciliation, the procedure will be to compare the value of EUP supplied by Owner with the calculated value of enriched UO2 that is delivered by Westinghouse and make financial settlement based on the differences and the actual prices paid by Owner for EUP.  The unit prices for the UO2 shipped in Fuel Assemblies can be developed by linear interpolation, using the Owner’s EUP pricing schedule.

c.                                     Sufficient EUP price information will be provided by Owner for a given Sub-region at the appropriate time, to bound all actual enrichments.  These prices, with the associated enrichments, will be used to determine the dollar ($) difference between the value of the EUP shipped to Westinghouse and the UO2 contained in the shipped Fuel Assemblies.

d.                                     The financial settlement will be made no later than three (3) months after Shipment of the Initial Core or Reload Region.

e.                                     In Table 5.1, the number of kilograms of natural uranium hexafluoride, the number of kilograms of enriched uranium hexafluoride, the number of SWU, the transaction tail value(s) and the enrichment(s) in weight percent U235, are denoted by KgU Nat, KgU, SWU, TAILS, and W/0 respectively.

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f.                                         In Table 5.2, the enrichment of the EUP, the number of kilograms of EUP, the dollar price of the EUP, are denoted by W/0, KgUe, and $/KgUe respectively.

3.                                     Calculated Values of Feed and SWU in Material Supplied by Owner

The KgU, W/0 and Tails (agreed to by Owner and Enricher) of the enriched uranium hexafluoride supplied by Owner, including samples delivered to Westinghouse, will be listed and be grouped by nominal W/0 and transaction tail values as shown in Section I of Table 5.1. Based on the actual W/0 and transaction tail values, the Feed Factor (“FF”) and SWU Factor (“SF”) will be calculated and shown using the accepted Enricher tables in effect on the date of this Fuel Contract.

4.                                     Feed Values

The Feed or KgU Nat values are determined by multiplying the KgU at each W/0 times the calculated FF.

5.                                     SWU Values

The SWU values are determined by multiplying the KgU at each W/0 times the calculated SF.

Also included in Section I of the reconciliation, but not shown on Table 5.1, will be a listing of natural uranium hexafluoride supplied by Owner for axial blankets.

6.                                     Calculated Values of Feed and SWU in Material Shipped by Westinghouse

If the enriched uranium hexafluoride supplied to Westinghouse by Owner was enriched at different transaction tail values, then, for each nominal W/0, the percentage of the total KgU supplied by Owner to Westinghouse at such nominal W/0 which was enriched at each transaction tail value will be determined. For purposes of reconciliation, it shall be assumed that the KgU at such nominal W/0 are supplied to Owner by Westinghouse with (1) the same transaction tail value(s) and (2) the same percentage(s) for such transaction tail value(s) as determined above.  [**]

Also included in Section II of the reconciliation, but not shown on Table 5.1, will be a listing of natural uranium hexafluoride shipped by Westinghouse for axial blankets.

7.                                     Reconciliation

The Feed and SWU reconciliation at each of the transaction tail values, as shown in Section IV of Table 5.1, will be accomplished by comparing the Feed and SWU values for the material supplied by Owner with the Feed and SWU values for the material shipped by Westinghouse. The Owner will provide to Westinghouse prior to Shipment a

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statement of direct costs for Feed and SWU for the applicable transaction tails. In the case of SWU, the cost will include the price paid to the Enricher for SWU and will not include such things as packaging and handling, sampling, variable tails charges, transportation, interest on late payment or late Feed charges. For purposes of reconciliation and determination of Feed costs, Owner will apply the lowest cost Feed associated with the total Initial Core or Reload Region against the KgUs with the highest transaction tails first. The purpose is to use low price Feed with high transaction tails and use high price Feed with low transaction tails to minimize the dollar amount one Party may owe the other Party.

[**].

8.                                     Verification of KgU and Enrichment

The KgU and enrichment(s) of uranium hexafluoride supplied by Owner shall be the final shipper KgU and enrichment(s) as reported by Enricher on the Nuclear Material Transaction Reports (NRC Form 741) or equivalent. The KgU and enrichment(s) contained in the Fuel Assemblies shipped by Westinghouse shall be the final shipper KgU and enrichment(s) as reported on the Nuclear Material Transaction Reports (NRC Form 741) or equivalent.

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TABLE 5.1

[**]

[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]				[**]		[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]				[**]		[**]

[**]		[**]				[**]		[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]				[**]		[**]

[**]		[**]				[**]		[**]

[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]				[**]		[**]

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[**]
[**]
[**]	[**]		[**]	[**]
[**]	[**]		[**]	[**]

[**]	[**]		[**]	[**]
[**]			[**]	[**]
[**]			[**]	[**]

[**]		[**]

[**]
[**]	[**]		[**]	[**]
[**]	[**]		[**]	[**]

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[**]

[**]

		[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
		[**]	[**]	[**]	[**]

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APPENDIX 6      CYCLE DESIGN REPORT CONTENTS

The Cycle Design Report describes the nuclear, thermal/hydraulic and mechanical design for the Initial Core, each reload Cycle, and each Unit for Core operation purposes.  This scope is subject to changes as agreed to by the Parties.

1.                                     A description of the Core, including Initial Core and Reload Region design enrichments and loadings, the Core loading pattern, and the quantity and location of integral and insert burnable absorbers;

2.                                     Calculated Core power distributions for normal operating conditions at Beginning of Cycle (“BOC”), Middle of Cycle (“MOC”) and End of Cycle(“EOC”) and expected power margin during baseload operation throughout Cycle exposure;

3.                                     BOC control rod worth, control rod groupings recommendations throughout Cycle exposure, the expected operating insertion range of the control rod groups, including insertion limits, ARO position recommendations, and GRCA exchange recommendations, and Core shutdown margin for BOC and EOC conditions; and

4.                                     Predictions of Core physics parameters including cycle lifetime, BOC and EOC fuel isotopic concentrations, and BOC startup reactivity coefficients for the Cycle.

5.                                     Startup physics test input data and predicted results.

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APPENDIX 7 INTENTIONALLY LEFT BLANK

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APPENDIX 8    [**]

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[**]

[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]

[**]

[**]

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APPENDIX 9      PROPRIETARY INFORMATION AGREEMENT (SAMPLE)

AGREEMENT effective as of                  by and among Westinghouse Electric Company LLC (“Westinghouse”), South Carolina Electric & Gas Company (“Owner”) and one or more representatives of ___________________________, (said representatives and organization hereafter severally and collectively referred to as “Recipient”).

W I T N E S S E T H :

WHEREAS, Owner and Westinghouse are parties to a Fuel Contract dated as of ____________________ covering the supply of nuclear fuel assemblies for _________ _________________________________ (“Plant”); and

WHEREAS, Recipient [insert specific work that Recipient is performing] for Owner in connection with the Plant; and

WHEREAS, to fulfill Recipient’s obligations to Owner, Recipient will require certain Westinghouse proprietary information which Westinghouse treats as proprietary, relating to the fuel assembly design and construction (“Information”); and

WHEREAS, Westinghouse is willing to disclose Information to Recipient either directly or through Owner on the terms and conditions set forth below.

NOW, THEREFORE, in view of the promises and mutual covenants contained herein, the Parties agree as follows.

1.                                     Recipient will use Information disclosed to it either directly by Westinghouse or through Owner to Recipient solely in fulfilling Recipient’s responsibility to Owner in [insert specifics with respect to the type of work to be performed in connection with the Plant].

2.                                     Recipient will maintain the Information disclosed under this Agreement proprietary.

3.                                     Recipient will not use the proprietary information for any purpose except in accordance with Paragraph 1, above.

4.                                     Recipient shall not transmit or further disclose Information furnished hereunder to any other party including parent organizations of Recipient, sister organizations of Recipient, other divisions or subsidiaries of Recipient, consultants of Recipient, and subcontractors of Recipient, without first obtaining the prior written approval of Westinghouse.  In the event Westinghouse approves of such disclosure or transmittal, by specific written consent, Recipient will first obtain the commitment from said other party making the terms of this Agreement applicable to such other party and shall thereafter disclose or transmit such Information to such other party only on a proprietary basis.  In the event the other party is a governmental authority, Recipient shall use its best efforts to effect such transmittal only through Westinghouse or Owner, but in any event no disclosure

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may be made by Recipient unless Westinghouse in its sole opinion determines that the applicable rules and regulations of the authority provide protection for Information similar to that afforded hereunder.  In the event Westinghouse deems that they do not offer such protection, Recipient shall not make such disclosure unless such disclosure is made pursuant to an order of a court of competent jurisdiction, and Westinghouse is given timely notice thereof and a reasonable opportunity to seek a protective order.

5.                                     Recipient shall not make any copy or in any way reproduce or excerpt the Information to be maintained proprietary hereunder, except insofar as necessary to accomplish the purposes set forth in Paragraph 1 above (provided such excerpts and copies include Westinghouse’s proprietary markings), without the prior written consent of Westinghouse.

6.                                     Recipient or Owner may not assign this Agreement.

7.                                     Westinghouse retains all rights, title, and interest in and to the Information transmitted under this Agreement.  Recipient shall return such Information to Westinghouse or Owner together with any copies or reproduction thereof upon completion of the purposes of Paragraph 1 above or upon the written request of Owner, except Recipient may retain a copy of such Information solely as required by governmental regulatory authorities as part of established and approved quality assurance programs, but for no other purpose.

8.                                     Nothing herein contained shall apply to any information:

a.                                     which is now generally known or available on an unrestricted basis to the trade or public or which becomes so known or available on an unrestricted basis without the fault of Recipient;

b.                                     which is already possessed by Recipient in writing without restriction as to its disclosure or use prior to its receipt from Westinghouse or from Westinghouse through Owner;

c.                                     which is disclosed in any issued patent, publication, or other source from and after the time it becomes generally available to the public; or

d.                                     which is acquired on an unrestricted basis from any third party, provided that Recipient does not know or have reason to know or is not informed subsequent to disclosure by such third party and prior to disclosure by Recipient, that such information was acquired under an obligation to maintain as proprietary.

9.                                     It is mutually understood that nothing herein shall be construed as granting or implying any right under any Letters Patent or to use any Information claimed therein, or as permitting Recipient to unfairly obtain the right to use Information which becomes publicly known through an improper act or omission on its part.

10.                              As between RECIPIENT and WESTINGHOUSE, all rights with respect to INFORMATION, heretofore or hereafter acquired under the patent or copyright laws of the United States and all foreign countries, are hereby expressly reserved to WESTINGHOUSE who may divulge such INFORMATION under this Agreement.

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11.                              RECIPIENT shall not, at any time, without the prior written approval of WESTINGHOUSE, file, cause or authorize the filing of any patent application in any country in respect of any invention derived from the Information supplied hereunder.

12.                              This Agreement shall enure to the benefit of Westinghouse and shall be enforceable by it.

13.                              Neither Westinghouse nor its suppliers or subcontractors of any tier shall be liable with respect to or resulting from the use (or the results of such use) or misuse of any information furnished hereunder.

14.                              Westinghouse makes no warranty or representation, whatsoever, as to the sufficiency or accuracy of the information or as to the results to be obtained therefrom and assumes no responsibility arising from any use or misuse thereof.

15.                              RECIPIENT agrees not to directly or indirectly transfer, re-export or disclose any WESTINGHOUSE Information, or any direct or indirect products or technical data resulting therefrom to any country, natural person or entity, except in accordance with the laws, regulations or rulings of the United States of America relating to the exportation or re-exportation of commodities or technical data.  Any such transfer, re-export, or disclosure by RECIPIENT of WESTINGHOUSE Information or any direct or indirect products or technical data resulting therefrom to a country listed in 10 CFR § 810.8 (a) will be permitted only after the U.S. Department of Energy provides specific authorization for such transfer, and only with the prior written consent of WESTINGHOUSE. RECIPIENT will insert a similar provision in any agreement it has for the furnishing to third parties or its clients of any direct or indirect products or technical data resulting from such Information or Information if such third parties are authorized by WESTINGHOUSE to receive such WESTINGHOUSE Information pursuant to this Agreement; provided, however, that RECIPIENT shall be solely responsible for its and such third parties’ and clients’ compliance with applicable requirements of U.S. re-export control laws and regulations.  The obligations set forth in this Paragraph 15 shall survive the expiration or termination of this Agreement and shall apply so long as relevant U.S. governmental regulations remain in effect.   In the event of any ambiguity or inconsistency between the provisions of this Article and any other Article of this Agreement, this Paragraph 15 shall be controlling.

14.                              RECIPIENT agrees to indemnify and hold harmless WESTINGHOUSE from any fines, penalties, or liabilities (including reasonable attorney’s fees) arising from RECIPIENT’s act or omission affecting WESTINGHOUSE’s compliance with United States export control regulations with respect to the Information.  WESTINGHOUSE shall be entitled to all other remedies available in either law or equity to enforce RECIPIENT’s compliance with the provisions of this Agreement.

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Westinghouse Proprietary Class 2

IN WITNESS WHEREOF, the Parties have hereto set their respective signatures to this Agreement.

SOUTH CAROLINA ELECTRIC & GAS COMPANY	WESTINGHOUSE ELECTRIC COMPANY LLC
By:	By:
Name	Name
Title	Title
Date	Date

RECIPIENT
By:
Name
Title
Date

January 2011	AP1000 Fuel Fabrication Contract	Page 64

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

APPENDIX 10    COMPATIBILITY DATA

A.                                  Pre-Award Information

The following list of data is the standard compatibility and fuel transition data package agreed by Westinghouse to be provided to other suppliers in order for it to obtain tenders for fuel assembly reloads.  Such provision of data shall only be made at the nominal values without tolerance.  No transmittal of any data shall be made until such time as the Parties and the prospective supplier(s) have executed a three-party non-disclosure/limited use agreement acceptable to Westinghouse as provided Article 18, PROPRIETARY INFORMATION, of this Contract.  Additional data may be included in the list below upon Owner’s request provided that it is demonstrated to Westinghouse’s satisfaction and at its sole discretion that such additional data is necessary for a competent third party to reasonably complete their bid response.  The price associated with the provision of such additional data will be agreed between the Parties at a future date.  Any data provided to the prospective new supplier will be provided only under the condition that the data is that used by Westinghouse and is correct and appropriate only for Westinghouse’s use.  The Owner agrees and understands that there is no warranty for subsequent use or misuse of any data provided to a third party and shall indemnify and hold Westinghouse harmless for any such actions or consequences of the new supplier for said use or misuse.

1.            Reactor Description

a.                                     Number of Fuel Assemblies

b.                                     NSSS Power rating

c.                                     Core thermal power rating

d.                                     Equivalent diameter of the core

e.                                     Active height of the core

f.                                         Pitch between Fuel Assemblies

g.                                     Number and location of the control rod drive mechanisms

h.                                     Drawings showing the core (nominal dimensions only)

2.            General Fuel Assembly

a.                                     Fuel Assembly length.

b.                                     Fuel rods, guide thimbles and instrumentation tube location and identification in a Fuel Assembly.

c.                                     Drawing of the outline of fuel assembly showing:

d.                                     Dimensions,

January 2011	AP1000 Fuel Fabrication Contract	Page 65

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

e.                                     Depth of insertion of a control rod, with the origin at the top of the adaptor plate.

2.1.                          Fuel rod

a.                                     Fuel pellet material

b.                                     Density and nominal dimensions of fuel pellets

c.                                     Fuel stack length

d.                                     Cladding material

e.                                     Outside diameter and thickness of the fuel cladding

f.                                         Pitch between fuel rods

2.2.                          Guide thimble and instrumentation tube

a.            Number of guide thimble and instrumentation tube

b.                                     Material and nominal dimensions of guide thimble and instrumentation tube

2.3.                          Grids

a.            Type of grid

b.            Number and axial location of grids

c.            Materials of grids per assembly

2.4.                          Nozzle

Dimensions of the outline of the top and bottom nozzles

3.                                     Control rod

3.1.                          General

a.            Total travel length

b.                                     Depth of insertion of a control rod, with the origin at the top of the adaptor plate

3.2.                          Neutron absorbing rod

a.            Material of the absorbing part

b.            Length and diameter of the absorbing part

c.            Material and outside diameter of the cladding

4.                                     Thermal hydraulic data

a.            Number of loops

b.            Coolant flow per loop

c.            Coolant temperature at vessel inlet

January 2011	AP1000 Fuel Fabrication Contract	Page 66

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

January 2011	AP1000 Fuel Fabrication Contract	Page 67

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

d.                                     Operating pressure of the primary circuit

B.                                   Post-Award Information

The following list of data is the standard compatibility and fuel transition data package agreed by Westinghouse to be provided to other suppliers after such supplier has been awarded with a reload fuel supply contract.  Such provision of data shall only be made at the nominal values without tolerance.  No transmittal of any day shall be made until such time as the Parties and the new reload fuel supplier have executed a three non-disclosure/limited use agreement acceptable to Westinghouse as provided Article 18, PROPRIETARY INFORMATION, of this Contract.  Additional data may be included in the list below upon Owner’s request provided that it is demonstrated to Westinghouse’s satisfaction and at its sole discretion that such additional data is necessary for a competent third party to complete a technically defensible evaluation. The price associated with the provision of such additional data will be agreed between the Parties at a future date.  Any data provided to the new supplier will be provided only under the condition that the data is that used by Westinghouse and is correct and appropriate only for Westinghouse’s use.  The Owner agrees and understands that there is no warranty for subsequent use or misuse of any data provided to a third party and shall indemnify and hold Westinghouse harmless for any such actions or consequences of the new supplier for said use or misuse.

1.                                     General Information Related to the Fuel Assemblies

a.                                     Overall height

b.                                     Type of grid

c.                                     Total number of grid

d.                                     Number of grid in the active height

e.                                     Grid material

f.                                         Number of guide thimbles for control rod

g.                                     Guide-thimble material

h.                                     Outside diameter and thickness of guide thimbles

i.                                         Number of instrumentation tube

j.                                         Instrumentation tube material

k.                                     Outside diameter and thickness of instrumentation tube

l.                                         Material of top and bottom nozzles

m.                                 Pitch between fuel assembly

n.                                     Drawings with dimensions (nominal only) of a fuel assembly and its skeleton showing axial positions of grids.

January 2011	AP1000 Fuel Fabrication Contract	Page 68

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

2.                                     Fuel rods

a.                                     Number per assembly

b.                                     Location in assembly

c.                                     Nominal pitch between fuel rods

d.                                     Overall length

e.                                     Cladding outside diameter

f.                                         Cladding material

g.                                     Cladding thickness

h.                                     Pellet diameter

i.                                         Active fuel length

j.                                         Nominal smear density of pellets stack

k.                                     Average enrichment of the Fuel Assemblies in the final reload

3.                                     Information Related to the Reactor

3.1                              Control rods

a.                                     Height and diameter of the neutron absorber

b.                                     Composition and density of the absorber

c.                                     Cladding material

d.                                     Cladding thickness

e.                                     Number and location of control rods

f.                                         Drawings with nominal dimensions of the control rod assembly.

3.2.                          Neutron sources and thimbles plugs

a.                                     Neutron source locations in the core

b.                                     Drawing with nominal dimensions of neutron source assembly and thimble plug assembly.

3.3.                          Incore instrumentation

a.                                     Location of the penetration for in-core instrumentation

b.                                     Nominal diameter of instrumentation tube

3.4.                          Vessel internal equipment – core cavity

a.                                     Dimensions of core baffle

b.                                     Nominal distance between core plates in cold conditions

January 2011	AP1000 Fuel Fabrication Contract	Page 69

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

c.                                     Drawings of core plates, including nominal dimensions of locating pins and of holes (height, diameter)

January 2011	AP1000 Fuel Fabrication Contract	Page 70

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

3.5.                          Handling tools

a.                                     Drawing of the head of handling tools for Fuel Assemblies with nominal dimensions.

b.                                     Drawing of the head of handling tools for thimble plugs, control rods clusters and neutron source assemblies with nominal dimensions.

3.6.                          Thermal hydraulics and reactor operation

a.                                     Core thermal power

b.                                     Thermal power produced inside the fuel rods

c.                                     Best estimate mass flow rate of coolant per loop

d.                                     Best estimate bypass mass flow rate

e.                                     Flow area through the core plates

f.                                         Coolant temperature at core inlet at full power and no load

g.                                     Nominal pressure of the primary circuit

3.7.                          Nuclear Design Information

a.                                     Number of Fuel Assemblies per Reload Region

b.                                     Fuel density and mass of uranium per Reload Region

c.                                     Loading pattern of a reference previous cycle and the associated EOC average burn-up distribution.

January 2011	AP1000 Fuel Fabrication Contract	Page 71

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

APPENDIX 11    INTENTIONALLY LEFT BLANK

January 2011	AP1000 Fuel Fabrication Contract	Page 72

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

APPENDIX 12    [**]

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January 2011	AP1000 Fuel Fabrication Contract	Page 73

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

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January 2011	AP1000 Fuel Fabrication Contract	Page 74

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

[**]

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January 2011	AP1000 Fuel Fabrication Contract	Page 75

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ATTACHMENT E               DEFINED TERMS

The following terms shall have the meanings set forth below unless the context clearly indicates otherwise.  Words importing persons include partnerships, joint ventures, corporations or other legally recognized entities.  Words importing only the singular include the plural and vice versa when the context requires.  Contractual provisions set forth as part of these definitions shall be applicable throughout the Agreement Documents, except in referenced documents where specific definitions may be provided.  Where any term appears in the Agreement Documents but is not defined herein or specifically defined therein, that term shall have the meaning commonly used in the commercial nuclear power industry.  Definitions may apply to more than one Contract Document but shall not enlarge or increase any rights and responsibilities of the Parties beyond the specific document to which such definition applies.

1.                                     Affiliate means, with respect to any person, any other person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such person, and includes any person in like relation to an Affiliate.  A person shall be deemed to “control” another person if such person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other person, whether through the ownership of voting securities, by contract or otherwise; and the term “controlled” shall have a similar meaning.

2.                                     Agreement Documents shall mean these defined terms and all the provisions of the Fuel Alliance Agreement, the General Terms and Conditions, the Contract for Unit 1 Fuel Fabrication and Related Services, the Contract for AP1000 Fuel Fabrication and Related Services, the Fuel Technology License Agreement and the provisions of the appendices.

3.                                     Assay shall mean the total weight of U235 divided by the total weight of all uranium isotopes, multiplied by 100 and expressed as weight percent (w/o).

4.                                     [**]

5.                                     Book Transfer shall mean the transfer of EUP delivered to and held in a third party account at the Fabrication Facility to the account of Owner at the Fabrication Facility.

6.                                     Change in Control means, with respect to a legal person:

1.                                     any Change in ownership, where the effect of such change is to result in control of the decisions made by or on behalf of such legal person subsequently being with a different entity or entities than prior to such change;

2.                                     any other change in respect of the power to elect a majority of the directors of the legal person or otherwise control the decisions made on behalf of such person; or

3.                                     any other change of direct or indirect power to direct or cause the direction of the management, actions or policies of such legal person.

©2011 Westinghouse Electric Company LLC

All Rights Reserved

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

7.                                     Converter’s Facility shall mean the manufacturing and/or storage facility of the company processing uranium concentrates into natural uranium hexafluoride product for subsequent enrichment or fuel fabrication for Owner.

8.                                     Core shall mean all of the fuel assemblies and core components contained in the reactor vessel of the Unit at any one time.  The Core may or may not comprise only the Fuel Assemblies and Core Components during the term of the Agreement Documents.

9.                                     Core Component shall mean any external burnable absorber assembly, primary or secondary source assembly, Rod Cluster Control Assembly (RCCA), Gray Rod Control Assembly (GRCA) or Thimble Plugging Device (TPD) as supplied by Westinghouse hereunder based on the Unit-specific requirements.

10.                              [**]

11.                              Cycle shall mean that period of operation of the Unit between scheduled Plant shutdowns for refueling commensurate with the energy production and outage timing.

12.                              Delivery shall mean the act by which the Fuel Assembly(ies) or Core Components are supplied by Westinghouse to Owner DDP (Incoterms 2000) Plant Site.

13.                              Effective Date shall have the meaning set forth in the introductory paragraphs.

14.                             Enriched Uranium Product or EUP shall mean the uranium hexafluoride (UF6) provided to Westinghouse as the feedstock for the fabrication of Fuel Assemblies.  This definition of EUP shall also include uranium that has not been enriched to the extent that this material is required for the fabrication of Fuel Assemblies, as the context requires.  EUP shall conform to ASTM Standard Specification C996-96 while natural uranium shall conform to ASTM Standard Specification C787-90.

15.                              Enricher shall mean the entity that is under contract with the Owner to provide EUP for the manufacture of Fuel Assemblies and that is responsible for the delivery of EUP to Westinghouse on behalf of Owner.

16.                              Enrichment Facility shall mean the manufacturing and/or storage facility of the Enricher from which the delivery of EUP from the Enricher to Westinghouse is made on behalf of Owner.

17.                              EPC Agreement shall mean the Engineering, Procurement and Construction Agreement among Owner, Westinghouse and Shaw dated as of May 23, 2008 as amended to design, develop, and supply AP1000 Nuclear Power Plants and related facilities structures and improvements at the V.C. Summer Station.

18.                              EP-RCCA shall mean the chrome plated Enhanced Performance Rod Cluster Control Assembly.  EP-RCCAs are standard full length Rod Cluster Control Assemblies with a silver-indium-cadmium (Ag-In-Cd) absorber.

19.                              EUP Hold Time or Hold Time shall mean the time, measured in months, between the delivery to the Fabrication Facility of the EUP required for fabrication of the Initial Core or a Reload Region and the Delivery of the completed Initial Core or Reload Region to the Plant.

January 2011	Defined Terms	Page 2

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

20.                              Fabrication Facility shall mean the Westinghouse manufacturing and/or assembly plant in Columbia, South Carolina at which Westinghouse manufactures and/or assembles the Fuel Assemblies and Core Components to be supplied hereunder.

21.                              Feed shall mean natural uranium in the form of UF6, which has never been irradiated, enriched or depleted, with an approximate Assay of 0.711 w/o and is measured in KgU (kilogram uranium as UF6).

22.                             Final Scheduled Delivery Date (FSDD) shall be the date by which the last Fuel Assembly in a Reload Region is scheduled to be Delivered.

23.                              Fuel Alliance shall have the meaning set forth in the introductory paragraphs of the Fuel Alliance Agreement.

24.                              Fuel Alliance Agreement shall mean the Fuel Alliance Agreement document, including all its Attachments.

25.                              Fuel Alliance Directors shall mean the key, single point of contact for each Party in the management of the Fuel Alliance, as further described in Article 3 of the Fuel Alliance Agreement.

26.                              [**]

27.                              Fuel or Fuel Assembly shall mean that physical entity, including all fittings and other appurtenances, which physically contains the EUP, which is handled as a single entity and which is supplied by Westinghouse hereunder.

28.                              Fuel Fabrication Contract shall mean the Contract for Unit 1 Fuel Fabrication and Related Services (the “Unit 1 Fabrication Contract”), the Contract for AP1000 Fuel Fabrication and Related Services for Units 2 and 3 (the “AP1000 Fabrication Contract”), (together referred to as the “Fuel Fabrication Contracts”).

29.                              Initial Core shall mean the full complement of 157 Fuel Assemblies and Core Components in the reactor that produces the first sustained nuclear chain reaction at the Unit.

30.                              Initial Core Final Scheduled Delivery Date (ICFSDD) shall be the date by which the last Fuel Assembly in the Initial Core is required to be Delivered.

31.                              Initial Core Tentative Scheduled Delivery Date (ICTSDD) shall be the date by which the last Fuel Assembly in the Initial Core is tentatively scheduled to be Delivered.

32.                              Information shall mean the information owned by Westinghouse and provided by Westinghouse under the Agreement Documents.

33.                              Laws shall mean all aspects of all ordinances, laws, statutes, requirements, codes, rules and regulations of all bodies of government and governmental agencies having jurisdiction over any aspect of the Work.

34.                              Lead Use Assemblies or LUA shall mean the unique combination of structural and

January 2011	Defined Terms	Page 3

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

physical components, including all fittings and other appurtenances, which physically contains the EUP, which is handled as a single entity and which is supplied by other nuclear fuel fabricators.

35.                              [**]

36.                              NG-RCCA shall mean the Next Generation Rod Cluster Control Assembly.

37.                              NRC shall mean the United States Nuclear Regulatory Commission, as established by the Energy Reorganization Act of 1974, or any other federal agency which may succeed to the licensing and regulatory authority of the NRC.

38.                              NSSS shall mean the Nuclear Steam Supply System portion of the Plant.

39.                              Owner shall have the meaning as set forth in the opening paragraph of the Fuel Alliance Agreement.

40.                              Owner Party means any of Owner’s agents, representatives, contractors and subcontractors of any tier and its or their directors, officers and employees, including Owner personnel, but excluding Westinghouse, any Suppliers and any Westinghouse personnel.

41.                              Party or Parties shall mean the Owner and/or Westinghouse as the context requires.

42.                              Planning Process shall mean the process by which Westinghouse and Owner collaborate, to accurately and proactively identify, plan, and monitor certain fuel projects with a schedule horizon of at least 3 Cycles per Plant and a detailed forecast of at least 18 months, as described in the Fuel Alliance Agreement.

43.                              Planning Team shall mean the group of individuals responsible for the Planning Process at the Plant, as described in the Fuel Alliance Agreement.

44.                              Plant shall mean as applicable Unit 1 and, when completed, Units 2 and 3 including all materials and equipment that are integral to or ancillary to any such nuclear power plant.

45.                             Products shall mean the Fuel Assemblies, Core Components, and/or Fuel-related Services including drawings, documentation, and technical materials paid for by Owner under the respective Fuel Fabrication Contract issued pursuant to this Fuel Alliance Agreement.

46.                              Project Planning Document shall mean a document that is jointly and proactively maintained and includes all fuel projects under the Fuel Alliance Agreement (whether prospective, planned, or in-progress) with a forward look of at least 3 Cycles per Plant.

47.                              Reference Design(s) shall mean the designs described in [**] of the respective Fuel Fabrication Contract as the case may be.

48.                              Reload or Reload Region shall mean the group of fresh and un-irradiated Fuel Assemblies which are scheduled to be inserted into the reactor vessel of a Unit at the

January 2011	Defined Terms	Page 4

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

same time, excluding any re-insert Fuel Assemblies that have been irradiated and discharged for any reason or that have been delivered in a previous Reload Region or as delivered as part of the Initial Core.

49.                              Regulatory shall mean any act or failure to act of a Regulatory Authority.

50.                              Regulatory Authority shall mean any federal, state, or local governmental body or agency (including any legislative or judicial body) which exercises authority or control over the manufacture, licensing, or operation of the Fuel Assemblies, Core Components Services, or the construction, operation, maintenance, or environmental effects of the Plant.

51.                              Repair shall mean the process of restoring a nonconforming characteristic to a condition such that the capability of an item to function reliably and safely is unimpaired, even though that item still does not conform to the original requirement. (NQA-1, 1994).

52.                              Rework shall mean the process by which an item is made to conform to original requirements by completion or correction. Rework shall be performed in accordance with procedures approved by Manufacturing and Quality Control. (NQA-1, 1994).

53.                              Scheduled Delivery Date or SDD shall mean the date that the last Fuel Assembly of the Initial Core or a Reload Region is required to be Delivered.

54.                              Service Alliance Agreement shall mean the Alliance Agreement between SCE&G and Westinghouse Electric Company and Stone and Webster dated June 30, 2009 as amended.

55.                              Services shall mean fuel-related activities provided by Westinghouse in connection with and pursuant to the Agreement Documents, excluding the manufacture of hardware.

56.                              Shaw shall mean Stone & Webster, Inc., a Shaw Group Company having a place of business in Baton Rouge Louisiana, Charlotte, North Carolina, Stoughton Massachusetts and other locations.

57.                              Site shall mean the area which is described in the Owner’s Government Indemnity Agreement with the NRC for the Plant.

58.                              Steering Committee shall mean the body that will strategically direct and drive performance of the Fuel Alliance, as described in the Fuel Alliance Agreement.

59.                              Sub-region shall mean the group of Fuel Assemblies within an Initial Core or Reload Region whose mass-weighted average enrichment is within ±0.10 w/o U235.

60.                              Supplier shall mean any subcontractor or supplier of any tier, who supplies equipment, materials, or services to Westinghouse in connection with Westinghouse’s obligations under the Contract.

61.                              SWU or Separative Work Units shall mean the amount of enrichment services required to enrich natural uranium Feed material to produce EUP at a specified Assay and Transactional Tails Assay.

62.                              [**]

January 2011	Defined Terms	Page 5

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

[**]

63.                              Tentative Scheduled Delivery Date (TSDD) shall be the date by which the last Fuel Assembly in a Reload Region is tentatively scheduled to be Delivered.

64.                              [**]

65.                              Transactional Tails Assay shall mean the Assay of tails material from the Enricher for purposes of calculating the Feed component and the SWU component of EUP to be delivered by the Owner.

66.                              Unit means each of the individual nuclear power plant units, including their respective nuclear steam supply system, that do or will constitute the Plant.

67.                              Westinghouse shall have the meaning as set forth in the opening paragraph of the Fuel Alliance Agreement.

68.                              Work shall mean the entire responsibility of Westinghouse for providing fuel hardware, core components, Services, and the licensing of technology, including manufacturing, assembly, supply, shipment, and delivery more fully described in and performed under the Unit 1 Fabrication Contract, the AP1000 Fabrication Contract, or the Fuel Technology License Agreement, respectively, issued pursuant under the Fuel Alliance Agreement.  In addition, Work includes all Products, Services, and responsibilities of Westinghouse’s agents, contractors, suppliers and subcontractors.

January 2011	Defined Terms	Page 6

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

GENERAL TERMS AND CONDITIONS

BETWEEN

WESTINGHOUSE ELECTRIC COMPANY LLC

AND

SOUTH CAROLINA ELECTRIC & GAS COMPANY

FOR

V. C. SUMMER NUCLEAR STATION UNITS 1, 2 & 3

Disclosure of this document, in whole or in part, is subject to the proprietary information restrictions set forth in ARTICLE 10, PROPRIETARY INFORMATION, hereof.

©2011 Westinghouse Electric Company LLC

All Rights Reserved

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

January 2011	General Terms and Conditions	Page ii

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE	TITLE	PAGE
K.	Integration	29
L.	Signs	29
M.	Publications and Photographs	29
N.	Kickbacks and Gratuities	29
O.	Creditworthiness	29
P.	Laws and Regulations	30

January 2011	General Terms and Conditions	Page iii

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

RECITALS

THESE GENERAL TERMS AND CONDITIONS, dated this 27th day of January, 2011, is by and between South Carolina Electric & Gas Company (“Owner”), and Westinghouse Electric Company LLC (“Westinghouse”), a limited liability company duly organized and existing under and by virtue of the laws of the State of Delaware, with an office at 1000 Westinghouse Drive, Cranberry Township, Pennsylvania 16066 (“Westinghouse”) and provides for the fabrication of nuclear fuel and associated services as hereinafter described.

WHEREAS, Owner presently is the operator of one and will be the operator of three nuclear-fueled electricity generating units (the “Plants”), located at the V. C. Summer Nuclear Station in the state of South Carolina; and

WHEREAS, Westinghouse is engaged in the business of designing, developing and supplying commercial nuclear power facilities and providing nuclear fuel fabrication, core components and related support technology and services necessary to operate these commercial nuclear power facilities; and,

WHEREAS, Owner requires a supplier of nuclear fuel, core components and related services necessary to operate its Plants; and,

WHEREAS, Westinghouse desires to provide the nuclear fuel fabrication, core components and related support technology and services necessary to operate the Owner’s commercial nuclear power facilities.

WHEREAS, the Parties intend these General Terms and Conditions to apply with respect to the Contract for AP1000 Fuel Fabrication and Related Services and the Contract for Unit 1 Fuel Fabrication and Related Services all as set forth and referenced in such contracts and that these General Terms and Conditions are hereby incorporated by reference in such contracts as though fully set forth therein.

WITNESSETH:

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE 1                                                                              AGREEMENT DOCUMENTS AND DEFINITIONS

A.                                  Agreement Documents

The Agreement Documents between the parties shall consist of the these General Terms and Conditions, the Contract for Unit 1 Fuel Fabrication and Related Services (the “Unit 1 Fabrication Contract”), the Contract for AP1000 Fuel Fabrication and Related Services for Units 2 and 3 (the “AP1000 Fabrication Contract”), (together referred to as the “Fuel Fabrication Contracts”) and all documents incorporated by reference therein including, without limitation, the Fuel Alliance Agreement, the Fuel Technology License and any Appendices to the foregoing and all agreed upon modifications thereto.  The Agreement Documents set forth the entire agreement of the parties with respect to the work contemplated by the same, and there are not other understandings between the parties with respect to such work.  The Agreement Documents supersede all other oral or written communications made between the parties before or at the time of the execution of the Agreement Documents.  No modification or amendment of the Agreement Documents shall be of any effect unless made in writing and executed by both parties.

B.                                   Definitions

Defined terms which are common for all Agreement Documents shall be located in Attachment E, DEFINED TERMS.  In the event a term requires a definition that is different from the definition set forth in the Attachment E, for the purposes of the Agreement Documents it shall be defined as specifically set forth in the respective Agreement Document.

January 2011	General Terms and Conditions	Page 2

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Westinghouse Proprietary Class 2

ARTICLE 2          DELIVERY, TITLE, AND RISK OF LOSS

A.                                  Delivery

Delivery of Fuel Assemblies and Core Components shall be DDP Fabrication Facility except as otherwise provided for in Article 2.D, Delivery to Storage.

B.                                   Title

1.                                     Title to the Fuel Assemblies and Core Components, shall pass to Owner upon Delivery. Title to the EUP furnished to Westinghouse by Owner hereunder shall remain with Owner at all times.

2.                                     Notwithstanding the foregoing, Westinghouse may commingle and treat as fungible Owner’s EUP with other EUP in Westinghouse’s possession.

C.                                   Risk of Loss

1.                                     Risk of loss or damage to the Fuel Assemblies and Core Components whether or not subject to repair, replacement, or modification, will pass to Owner upon Delivery.  In the event that any Fuel Assemblies or Core Components are removed from the Site by Westinghouse for warranty work, Owner shall load such items on board carrier at the Site, and risk of loss or damage will pass back to Westinghouse when such items are properly loaded onboard the carrier.

2.                                     Westinghouse shall assume responsibility for loss or damage to Owner’s EUP from the time Owner supplies EUP in accordance with Article 3.A.1 of the applicable Fuel Fabrication Contract and Appendix 5, “Owner’s EUP”, until Delivery of the Fuel Assemblies in which it is contained.  In the event that any Fuel Assemblies are removed from the Site by Westinghouse for warranty work, Westinghouse shall assume responsibility for loss or damage to Owner’s EUP until Delivery of Fuel Assemblies. Westinghouse’s total liability for any loss or damage of the EUP shall be limited to the Owner’s proportional share of the extent of the compensation received from Westinghouse’s insurers in regard to the EUP so lost or damaged.

D.                                   Delivery to Storage

1.                                     Either Party may elect to place fabricated Fuel Assemblies, Core Components, or parts thereof, into storage at the Fabrication Facility.

2.                                     In the event Owner requests storage of Fuel Assemblies, Core Components, or parts thereof, at the Fabrication Facility for any reason not the fault of Westinghouse, Westinghouse may provide such storage at Fuel Alliance rates for storage in effect at the time, depending on availability of appropriate storage facilities.  Any taxes imposed on the stored Fuel Assemblies, the contained EUP, or the Core Components shall be for Owner’s account. When Westinghouse is able to Deliver and Owner is able to receive Fuel Assemblies and/or Core Components and upon payment of any additional amounts

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due Westinghouse, Westinghouse will Deliver the Fuel Assemblies and/or Core Components to the Plant Site.

3.                                     In the event Westinghouse requests storage of Fuel Assemblies or Core Components at the Fabrication Facility as provided in Article 2.D.1 for any reason, Westinghouse shall provide such storage [**].  When Westinghouse is able to Deliver and Owner is able to receive Fuel Assemblies and/or Core Components, Westinghouse will Deliver the Fuel Assemblies and/or Core Components to the Plant Site.

4.                                     If the Fuel Assemblies or Core Components are placed in storage at the Fabrication Facility as provided in Article 2.D.1, Delivery under the Contract will be deemed to have occurred at the time of placement into storage, and title and risk of ownership thereto shall pass to Owner at that time notwithstanding Article 2.B, Title and 2.C, Risk of Loss; provided however that Westinghouse shall assume the risk of loss to the Fuel Assemblies and, to the extent provided for in Article 2.C.2. (above), the EUP contained therein, as a bailee during the period of storage. Until Delivery of the Fuel Assemblies or Core Components, Westinghouse shall have a custodial care obligation for the fabricated Fuel Assemblies and the contained uranium in such fabricated Fuel Assemblies or Core Components while such Fuel Assemblies or Core Components remain in storage at the Fabrication Facility; and Westinghouse shall reimburse Owner in the event of a loss from its insurance proceeds.

5.                                     All payments and reimbursements due hereunder shall be paid pursuant to the provisions of Fuel Alliance Agreement.

E.                                   Protection Of Work And Property

For Work performed at the Plant, Westinghouse shall protect all Work and property from damage or loss that may result from the performance of Work at the Site under the Fuel Alliance Agreement.  Should the Work be suspended temporarily, Westinghouse shall take such steps as may be necessary or advisable to protect it against damage or loss.  Work or property destroyed, damaged, or lost by an act or omission of Westinghouse shall be replaced or repaired to Owner’s satisfaction at Westinghouse’ expense. Should any Work or property require such replacement or repair prior to final payment, and Westinghouse fails or refuses to replace or repair it in accordance with the Fuel Alliance Agreement, Owner may replace or repair such Work or property; or, if final payment has been made, Westinghouse shall reimburse Owner such amounts. [**]

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ARTICLE 3          TAXES

A.                                   For purposes of this Article, taxes shall be defined as either “Owner Taxes” or “Westinghouse Taxes.”

1.                                     “Owner Taxes” shall mean all of Owner’s own taxes including income, gross receipts, unincorporated business income, ad valorem, real property, sales tax on goods and services purchased hereunder, use and personal property taxes (tangible and intangible) on items that become permanently incorporated into the facility, as well as any other assessments based on its own income, revenue, or gross receipts, imposed by any state, local or Federal governmental body. The price does not include any federal, state, or local sales, use, gross receipts, value added, excise, duty, or similar taxes and governmental fees now or hereafter imposed on Owner’s nuclear material regardless of the taxing authority; or any property taxes on fabricated Fuel Assemblies incurred after Delivery.  None of these taxes are included in the price and are to the account of Owner.

2.                                     “Westinghouse Taxes” shall mean all of Westinghouse’s own taxes, including employment taxes, excise, sales taxes on purchased good and services, use and personal property taxes on consumables and on other tangible property that does not become permanently incorporated into the facility, as well as any other assessments based on its own income, or gross receipts, imposed by any state, local or Federal governmental body.  Additionally, Westinghouse Taxes includes any license, documentation, recording and registration fees, all levies, imports, duties, assessments, fees (customs or otherwise), charges and withholdings of any nature whatsoever, and all penalties, fines, additions to tax, and interest imposed by any local state or Federal government body due to any action, inaction or omission of Westinghouse or its Suppliers.

B.                                  Subject to Article 3.C, below, Westinghouse shall be fully responsible for “Westinghouse Taxes” and Owner shall be fully responsible for “Owner Taxes” under the Agreement Document, for the Work or otherwise.

C.                                   Unless otherwise specified, Westinghouse shall exclude any sales and use tax in any submitted price and on any resulting invoices to Owner.  If sales and use taxes are excluded, Owner shall be responsible for the payment to the appropriate state of any sales and use taxes applicable to the Work directly to the appropriate taxing authority. When required by the taxing authority and requested by the Owner, Westinghouse shall itemize each invoice to show as separate items, labor, material and equipment, freight, and other separable charges for the Work hereunder.

D.                                   For Work performed in the State of South Carolina on contracts of ten thousand dollars ($10,000) or more which involve labor, any nonresident contractor must comply with applicable laws.

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ARTICLE 4          CHANGES TO GENERAL WORK SCOPE

A.                                   Owner may request changes within the general scope of Work covered in the Agreement Documents and, if accepted by Westinghouse, the price, terms of payment, warranties, delivery schedules, and other pertinent provisions of the Agreement Documents shall be equitably adjusted in accordance with Fuel Alliance Agreement prior to making any such change.  Any necessary analytical effort, plus any prototypes, tests, laboratory examinations, or any other investigative work on the proposed change(s) will be to the account of Owner at the time and material rates in effect at the time such work is performed and set forth in the Fuel Alliance Agreement.

B.                                   Changes in the scope of Work required because of regulatory requirements or commitments by Owner to any Regulatory Authority will be in accordance with and governed by the provisions of Article 4.A above.

C.                                   Westinghouse may make changes in the scope of Work hereunder without compensation from Owner if such changes will not adversely affect its warranties, the technical soundness of the Work, operability or ability to license the Plant, or the schedule; provided, however, that no change which increases Owner’s cost for Fuel Assembly or Core Component interface, for installation, or for Plant operation and maintenance will be made without mutual agreement.

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ARTICLE 5          FORCE MAJEURE

A.            Neither Party shall be liable to the other for any loss or damage due to any failure or delay in performance hereunder resulting from any cause beyond such Party’s reasonable control, including, but not limited to, acts of God; acts or omissions of civil or military authority; acts or omissions of the other Party hereto; fires; floods; hurricanes; tornados; epidemic; quarantine restrictions; strikes or other labor disputes; wars or warlike circumstances; terrorism; or compliance with changes in applicable regulations or directives of national, state or local governments or any department thereof effective after the date of the Agreement Documents.  The Party asserting the force majeure as an excuse from performance shall have the burden of establishing the existence of the force majeure event.  That Party must give the other Party notice verbally within twenty-four hours of becoming aware of the effects of the occurrence of a force majeure event confirmed in writing within ten days thereafter, such notice to state the nature of the event and the anticipated length of delay and shall include an outline of the remediation plan for approval.  Such Party shall take all reasonable steps to mitigate the effects of any force majeure event as soon as practicable (provided, however, that this shall not require settlement of labor disputes negotiated in good faith).  Any written or verbal notice shall be directed to the other Party’s Fuel Alliance Director.

B.                                   In the event of a delay in performance excusable under this Article 5, the date of Delivery as defined in Article 2, DELIVERY, TITLE, AND RISK OF LOSS, or time for performance of the Work will be extended by a period of time reasonably necessary to overcome the effect of the delay.  The expense of any special measures taken by Westinghouse at the request of Owner to overcome such effect and Westinghouse expenses associated with delays resulting from any act or failure to act of Owner or Owner’s subcontractors or suppliers will be for Owner’s account.

C.                                   Westinghouse shall promptly notify Owner of any actual or anticipated delay in performance and take all reasonable steps to avoid or end delays without additional cost to Owner.

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ARTICLE 6          LIMITATION OF LIABILITY

A.                                   Neither Westinghouse nor its Suppliers will be liable to Owner, whether in contract, in tort (including negligence and strict liability), under any warranty, or otherwise, for any special, indirect, incidental, or consequential loss or damage whatsoever; any loss of use of equipment, Plant or power system, cost of capital, loss of profits or revenues or the loss of use thereof, cost of purchased or replacement power (including additional expenses incurred in using existing power facilities), increased costs of any kind or claims of customers of the Client.

B.                                   The provisions of this Article 6, LIMITATION OF LIABILITY shall apply to the full extent permitted by law, regardless of fault and notwithstanding any other provisions of the Contract.

C.                                   THE REMEDIES SET FORTH HEREIN ARE EXCLUSIVE AND THE TOTAL CUMULATIVE LIABILITY OF WESTINGHOUSE AND ITS SUPPLIERS UNDER THE CONTRACT OR FOR ANY ACT OR OMISSION IN CONNECTION THEREWITH OR RELATED THERETO, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER ANY WARRANTY, OR OTHERWISE, [**].

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ARTICLE 7          INSURANCE, INDEMNITY AND NUCLEAR REQUIREMENTS

A.                                  Westinghouse Insurance

1.                                     During any time that Westinghouse performs Work at the Site pursuant to the Agreement Documents, Westinghouse must provide and maintain, until the Work is completed and accepted, and require any approved subcontractor to furnish and maintain at all times during the course of the work to be performed hereunder policies of insurance, including Workers’ Compensation, liability insurance, and other minimum insurance coverages as follows:

a.                                     Commercial General Liability Coverage –

(i)                                     $1,000,000 occurrence/$2,000,000 aggregate Bodily Injury and Property Damage

(ii)                                  Broad Form Property Damage, including Contractual Liability

(iii)                               Independent contractors, if subcontractors will be utilized

(iv)          Explosion, Collapse and Underground Hazard (XCU), if the Work involves excavation or underground construction

b.                                     Automobile Liability Coverage - $1,000,000

All owned, hired, and non-owned automotive equipment used in connection with the insured operation.

c.                                     Workers’ Compensation – Statutory

d.                                     Employers’ Liability - $1,000,000

This coverage must include an “all-states” endorsement, as well as coverage under U.S. Longshoremen’s and Harbor Workers Act where applicable.   Each of the Suppliers must maintain Workers’ Compensation coverage regardless of statutory requirements pertaining to the number of employees in their organization.

e.                                     for Services provided inside of the Protected Area, Umbrella Excess Liability

- $1,000,000 Aggregate

f.                                         for Services provided inside of the Radiation Controlled Area (RCA), Umbrella Excess Liability - an additional amount to equal $5,000,000 Aggregate

2.                                     The insurance requirements stated herein may be changed only by specific written agreement by Owner. The insurance limits set forth herein are subject to adjustment at the option of Owner after the initial five (5) year terms and every three (3) years thereafter, to reflect any changes in the Consumer Price Index since the Effective Date.

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3.                                     Before any Work is started hereunder to be performed at the Site, Westinghouse shall provide Owner an insurance certificate evidencing coverages as required herein and in a form reasonably satisfactory to Owner. Such certificate shall provide that at least thirty (30) days written notice be given to Owner prior to any material change or cancellation of the insurance.  All applicable insurance certificates shall be on Accord forms showing the certificate holder as:

SCANA Corporation and/or its subsidiaries
c/o Supplier Strategy - D 211
220 Operation Way
Cayce, SC  29033-3701

4.                                     All insurance shall be with sound insurance companies which have an AM Best rating of A-VII / A-IX or a long term insurer financial strength rating from Standard & Poor’s of A- or better, as the minimum and are authorized to do business in the state where the Work is performed.

5.                                     Neither a failure of Westinghouse to provide the required certificate of insurance nor Westinghouse’s submission of a certificate of insurance not in conformance with the insurance requirements stated herein shall relieve Westinghouse from the obligation to have in force the required insurance coverages.

6.                                     None of Westinghouse’s insurance policies shall have any “other insurance” clause or language which would jeopardize the primacy of Westinghouse’s insurance with respect to Westinghouse’s liability for any claim asserted by Owner’s self-insured status.

7.                                     Except for Workers’ Compensation and Professional Liability (when required) coverage, all of Westinghouse’s insurance policies must list “SCANA Corporation and its subsidiaries” as an additional insured.

8.                                     Coverage provided by Westinghouse shall be primary and non-contributory to the extent of Westinghouse’s liability or responsibility for claimed damages as set forth herein.

9.                                     None of Westinghouse’s personnel shall be deemed for any purpose to be solely or dually employed by Owner.  If any employee of Westinghouse shall recover benefits under Owner’s Workers’ Compensation as a result of injury or disease sustained in, or Unemployment Insurance coverage resulting from, performing Work hereunder while on Westinghouse’s payroll, Westinghouse shall reimburse Owner for the full amount of such benefits and any cost or expenses incurred by Owner related thereto.

10.                             Westinghouse shall accept the provisions of all the workers’ compensation laws of the state in which the Work is performed and any re-enactments and supplements thereto.  In addition, Westinghouse shall maintain workers’ compensation coverage for all its employees performing the Work, regardless of whether required to do so by state law.

11.                              Westinghouse shall insure the Fuel Fabrication Facility in amounts that are consistent with practice in the industry, as determined by consultation with its insurance advisors and taking into account the amount of EUP located at the Fuel Fabrication Facility from

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time to time, the durability of the material, methods and location of storage, and others factors deemed relevant by Westinghouse and its advisors.

B.                                   Owner Insurance

1.                                     Property Damage and Nuclear Liability

a.                                     The Owner shall, without cost to Westinghouse, prior to arrival of nuclear fuel at the Site obtain and maintain Financial Protection and an Indemnification Agreement, for protection against liability for nuclear incidents both in such form and amount as will satisfy the requirements of Section 170 of the Atomic Energy Act of 1954, as amended. In the event that the nuclear liability protection system contemplated by Section 170 of the Atomic Energy Act of 1954, as amended, is repealed, changed, or is not renewed, Owner will use best efforts to maintain in effect during the period of operation liability protection through government indemnity, statutory limitation of liability or commercial liability insurance to the extent available on reasonable terms which will not result in a material impairment of the protection provided. In any event, the protection provided pursuant to this provision shall remain in effect until the decommissioning of the Plant.

b.                                     The Owner will, without cost to Westinghouse obtain and maintain property insurance in a form and amount required by the Nuclear Regulatory Commission.

c.                                     Neither Westinghouse nor Suppliers of any tier shall be liable to Owner or its insurers or any other party for (1) any on-Site property damage due to the nuclear energy hazard, and (2) losses or damages caused by reason of unavailability of the nuclear power station, or by reason of shutdowns of the station or other facilities or service interruptions (including loss of profits or revenue, inventory or use charges, cost of replacement power, cost of capital or claims by customers). To the extent Owner or its insurers recover damages from a third party for damage due to the nuclear energy hazard to which the foregoing waivers apply, Owner will indemnify Westinghouse and/or its Suppliers of any tier against any liability which such third party recovers over from Westinghouse and/or its Suppliers for such nuclear damage. “Nuclear energy hazard” shall mean radioactive, toxic, explosive or other hazardous properties of “source material”, “special nuclear material”, or “by-product material” as such terms are defined in the Atomic Energy Act of 1954, as amended. Owner hereby waives and will require its insurers waive any right of recovery against Westinghouse for damages due to the nuclear energy hazard.

d.                                     As used in this section, the term “on-Site property” means any property at the Site as defined for nuclear liability and indemnity purposes; the term “damage” means loss, damage or loss of use; the term “liable” or “liability” means liability of any kind at any time, whether in contract, tort (including negligence) or otherwise. The provisions hereof providing for limitations of or protection against

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Westinghouse’s liability shall survive termination of the Agreement Documents or completion of the Work hereunder.

2.                                     If Owner procures property damage insurance applicable to occurrences at the Site and third party non-nuclear liability insurance, or either of such types of insurance, such insurance will name Westinghouse and its Suppliers as additional insured.

C.                                   Additional Nuclear Requirements

1.                                     Westinghouse shall comply with all provisions of Title 10 Code of Federal Regulations Part 21. Defects or non-compliances of the Work reported to the Nuclear Regulatory Commission by Westinghouse shall also be reported to Owner’s Manager - Nuclear Licensing.

2.                                     Section 210 of the Energy Reorganization Act of 1974 (42 USC 5851) prohibits any employer, including a Nuclear Regulatory Commission licensee, or a contractor, or a subcontractor, or an agent of a licensee, from discriminating against any employee with respect to his or her compensation, terms, conditions or privileges of employment because the employee assisted or participated, or is about to assist or participate, in any manner in any action to carry out the purposes of either the Energy Reorganization Act or the Atomic Energy Act of 1954.  Westinghouse shall abide by this law and require same of any subcontractor employed in the performance of the Contract.

3                                         Westinghouse promptly shall report to Owner any allegations by Westinghouse’s employees that they have been discriminated against for raising concerns about the quality of Westinghouse’s product or service provided to Owner.

4                                         For Work performed at V. C. Summer Nuclear Station, Westinghouse and their employees shall comply with all of the Owner’s requirements for Site access.

5.                                     Should activities of Westinghouse involve access to or knowledge of Owner Safeguards Information, this information shall not be reproduced or disclosed by Westinghouse or any of its agents or employees, unless prior written authorization is obtained from Owner.  This information will be protected in accordance with 10 CFR73.21 and any additional requirements of Owner.

D.                                   Waivers by Owner

1.                                     Except as set forth in Article 2.E, Protection of Work and Property, Westinghouse shall not be liable for any loss of, damage to, or loss of use of property or equipment wherever located, including such loss, damage, or loss of use arising out of or resulting from a Nuclear Incident.  Owner waives and, to the extent permitted by its insurers, will require its insurers to waive all rights of recovery against Westinghouse on account of any such loss, damage, or loss of use.

2.                                     In the event Owner recovers damages from a third party based on losses at the Site resulting from the hazardous properties of source, special nuclear, or byproduct material (as defined in the Atomic Energy Act of 1954, as amended), Owner shall indemnify Westinghouse against claims by such third party which are based on Owner’s recovery

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of such damages.  In addition, Owner waives and will require its insurers to waive all rights of recovery against Westinghouse, for any and all cost or expenses arising out of or in connection with the investigation and settlement of claims or the defense of suits for damage resulting from the nuclear energy hazard.

E.                                   Third Party Property Protection

Except as set forth in Article 2.E, Protection of Work and Property, Owner will indemnify Westinghouse for any liability arising out of loss of or damage to property at the Site, including that which arises out of a Nuclear Incident.  In addition, Owner shall obtain for the benefit of Westinghouse, protection against liability for, arising out of, or resulting from damage to any property or equipment located at the Site which is used or intended for use by Owner in connection with the operation of the Plant (including but not limited to the nuclear fuel) and which is owned by parties other than Owner.  Owner will indemnify Westinghouse against any liability of any kind for loss or damage to the Units which are co-located at the Site, or any property thereon.

F.                                    Definition

The term “Westinghouse,” as used in this Article 7 shall include Westinghouse Electric Company LLC and any Suppliers, as well as their Affiliates, and the directors, officers, and employees of any of them related to their Work under the Agreement Documents.

G.           [**]

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ARTICLE 8          LICENSES, PERMITS, AUTHORIZATIONS, AND LICENSING SUPPORT

A.                                   Owner will be responsible for all dealings with any Regulatory Authority.  This will include obtaining, maintaining, and paying for all licenses, permits, and authorizations required for any activities at the Site and the operation and maintenance of the Plant.

B.                                   For any Cycle for which Westinghouse is supplying Initial Core or Reload Fuel Assemblies, Westinghouse will, in addition to its obligations set forth in Article 2, WESTINGHOUSE SCOPE OF SUPPLY, of the applicable Fuel Fabrication Contract, perform nuclear fuel related safety analyses and provide necessary fuel related licensing support required by the NRC to fulfill the Owner’s licensing requirements pursuant to the following provisions.

1.                                     If safety analysis or licensing documentation is required because of a demonstrated deficiency in the Fuel Assembly design, or because of design changes initiated by Westinghouse, such analyses and any additional documentation required in the FSAR and/or the Reload Evaluation Report will be provided by Westinghouse at Westinghouse’s expense.

2.                                     Safety analysis or licensing documentation required for any other reason shall be performed at the rates then in effect set forth in the Services Alliance Agreement.  Should the Services Alliance Agreement no longer be in effect at the time the Work is performed Owner agrees to pay Westinghouse’s standard commercial time and material rates in effect at the time the analyses are performed.  This shall include, but not be limited to:

a.                                     requirements resulting from changes in NRC rules and regulations in effect and as interpreted on the Effective Date, such as criteria revision or additional accidents to be analyzed;

b.                                     a change from the Unit’s licensing basis in effect and as interpreted on the Effective Date;

c.                                     a general policy decision of the NRC;

d.                                     results of an Initial Core or Reload evaluation or of an Initial Core or Reload safety analysis which are outside FSAR or other licensing limits;

e.                                     Core design changes necessitated by Owner’s operating requirements; or

f.                                         a change initiated by Owner.

C.                                   As long as Westinghouse is the Fuel Assembly, Core Component and Services supplier, Westinghouse will, subject to availability of personnel and equipment and if requested by Owner, perform additional analyses required to support licensing efforts of Owner relative to any federal agencies other than the NRC, or with state or local governmental bodies at the rates then in effect set forth in the Service Alliance Agreement.  Should the Services Alliance Agreement no longer be in effect at the time the Work is performed

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Owner agrees to pay at Westinghouse’s standard commercial time and material rates in effect at the time the analyses are performed.

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ARTICLE 9          PATENTS

A.                                   Westinghouse shall assume at its sole expense the defense of and shall indemnify and hold Owner harmless from any and all claims, demands, costs, suits, actions, proceedings, fines, penalties and attorneys’ fees (and interest thereon) finally awarded resulting from or relating to any actual or asserted infringement by Westinghouse of any patent, design, trade name, trademark, service mark or copyright of the United States, Canada, a European Union country, or another country where equipment furnished hereunder was manufactured in connection with any Work or equipment furnished by Westinghouse hereunder, except to the extent the claim resulted from following directions, specifications, drawings, plans or procedures prepared by Owner or by third parties for Owner and selected solely by Owner.  As a condition precedent to Westinghouse’s indemnification obligation hereunder, Owner shall promptly notify Westinghouse in writing and give sole authority, all necessary information, and reasonable assistance in a timely manner for the defense of said suit or proceeding. Owner may, at its own cost, monitor through its own counsel any such suit or proceeding if it so desires. Westinghouse has an affirmative duty to promptly notify Owner when Westinghouse is made aware of a claim of alleged infringement.  In the event Work or equipment so defended is held to constitute infringement or its use is enjoined, Westinghouse shall, at its own expense, either: (a) procure for Owner the right to continue to use such Work and/or equipment; (b) re-perform the Work or replace the equipment with substantially equivalent non-infringing Work or equipment; or (c) modify the Work and/or equipment so that it becomes non-infringing; provided, however, that such Work re-performed and equipment replaced or modified conforms to the requirements of the Contract or if (a), (b) or (c) above is not commercially practicable then (d) refund the purchase price of the infringing Work.  If a suit or proceeding is brought against Westinghouse arising out of a design, modification or combination by Owner, then Owner shall protect Westinghouse to the same extent that Westinghouse has agreed to protect Owner herein.  Westinghouse will not be responsible for any settlement of any suit or proceeding made without their prior written consent.

B.                                   The entire right, title and interest in patents or other intellectual property rights (i.e. copyrights, trade secrets, maskworks, etc.) first conceived or reduced to practice under the Agreement Documents shall be with Westinghouse irrespective of where conceived or reduced to practice.  Westinghouse shall, at its discretion, file Patents on any invention conceived or first reduced to practice during the course of the Agreement Documents.  Owner shall provide reasonable assistance as required in that regard.  It is understood that nothing herein shall be construed as granting or implying any right to Owner under any patent or other intellectual property rights or to use any invention covered thereby, or as permitting Owner to obtain without Westinghouse permission the right to use Information which becomes publicly known through an improper act or omission on the part of Owner.

C.                                   Owner shall not, without the prior written approval of Westinghouse, file, cause to be filed, or authorize the filing of any patent application in any country, which patent

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application is directed to or incorporates Information or an invention contained in Information.

D.                                   THIS ARTICLE 9, PATENTS, IS THE EXCLUSIVE STATEMENT OF ALL THE DUTIES OF THE PARTIES RELATING TO PATENTS, COPYRIGHTS, TRADEMARKS OR ANY OTHER INTELLECTUAL PROPERTY RIGHTS, AND DIRECT OR CONTRIBUTORY PATENT, COPYRIGHT, OR OTHER INTELLECTUAL PROPERTY RIGHT INFRINGEMENTS AND OF ALL THE REMEDIES OF THE PARTIES RELATING TO ANY CLAIMS, SUITS OR PROCEEDINGS INVOLVING PATENTS, COPYRIGHTS, TRADEMARKS OR ANY OTHER INTELLECTUAL PROPERTY RIGHTS.  COMPLIANCE WITH THIS ARTICLE 9 AS PROVIDED HEREIN SHALL CONSTITUTE FULFILLMENT OF ALL LIABILITIES OF THE PARTIES HEREUNDER WITH RESPECT TO INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS OR ANY OTHER INTELLECTUAL PROPERTY RIGHTS.

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ARTICLE 10        PROPRIETARY INFORMATION

A.                                   Westinghouse shall not use Owner’s name as a reference or for any other purpose without obtaining prior written consent from an authorized representative of Owner, and this consent shall be obtained separately for each proposed usage.  Usage of Owner’s service marks, trademarks, logos or any other such intellectual property is specifically forbidden.

Owner shall not use Westinghouse name for any purpose without obtaining prior written consent from an authorized representative of Westinghouse, and this consent shall be obtained separately for each proposed usage.  Usage of Westinghouse service marks, trademarks, logos or any other such intellectual property is specifically forbidden.

B.                                   The Parties have a proprietary interest in information that may be furnished pursuant to the Agreement Documents and is so designated in writing by the owning Party.  The recipient shall not in any manner disclose or communicate to any third party the information, proprietary information, or intellectually property (“herein collectively referred to as “Intellectual Property” of the other Party without its written consent.  In the event the owning Party approves of such disclosure or transmittal, such third party shall execute an appropriate non-disclosure, licensing or similar agreement either with or as agreed to by the owning Party.  A sample agreement with a third party is provided herein as Appendix 9, PROPRIETARY INFORMATION AGREEMENT (SAMPLE).  However, nothing contained herein shall be construed as restricting or creating any liability for the disclosure or communication of Intellectual Property which:

a.                                     was in the rightful possession or otherwise rightfully known to the recipient without restriction prior to receipt hereunder;

b.                                     is or becomes generally available to the public or trade on a non-restricted basis without fault of the recipient;

c.                                     is received from a third party without restriction and without breach of any obligation of nondisclosure;

d.                                     is independently developed by the recipient prior to its receipt hereunder; or,

e.                                     is contained in any published patent or published patent application which becomes published or otherwise generally known to the trade through no wrongful act of the recipient.

C.                                   The act of copyrighting any portion of the Intellectual Property shall not be construed as causing such portion of the Intellectual Property to be in the public domain, or generally available to the trade on a non proprietary basis, and nothing herein shall permit, or be construed as permitting, the recipient to treat as non-proprietary any of the Intellectual Property which becomes publicly known through any improper act or omission by the recipient.

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D.                                   Both Parties shall take all proper steps to prevent unauthorized disclosure, communication or use of Intellectual Property by it, its officers, directors, employees, or agents.

E.                                   No Westinghouse Intellectual Property shall be disclosed to any entity that is owned in whole or in part by, or be subsidiaries of Westinghouse’s competitors in the commercial nuclear material or commercial nuclear fuel businesses.  Both Parties will maintain records of each disclosure to all entities and the governing proprietary information non-disclosure agreements and will, upon request of the other Party, provide a summary thereof on a timely basis.  A sample agreement is provided as Appendix 9, PROPRIETARY INFORMATION AGREEMENT (SAMPLE).

F.                                    Both Parties have a proprietary interest in the Agreement Documents.  Accordingly, the Contract will not be disclosed in whole or in part to third parties without the prior written permission of the other Party.

G.                                  When required by appropriate Regulatory Authority, including governmental regulations, applicable law or regulation, by order of a court of competent jurisdiction or lawful subpoena (hereinafter collectively referred to as “Governmental Authority”), either Party may disclose such Intellectual Property owned by the other Party to such Governmental Authority; provided, however, that prior to making any such disclosure, the disclosing Party will:  (a) provide the non-disclosing Party with timely advance written notice of the Intellectual Property requested by such Governmental Authority and the disclosing Party’s intent to so disclose; (b) minimize the amount of Intellectual Property to be provided consonant with the interests of the non-disclosing party and its Suppliers and the requirements of the Governmental Authority involved; and (c) make every reasonable effort (which shall include participation by non-disclosing Party together with the disclosing Party in discussions with the Governmental Authority involved) to secure proprietary treatment and minimization of the Intellectual Property to be provided.  In the event that efforts to secure proprietary treatment are unsuccessful, the non-disclosing Party shall have the right to revise the unreleased copies of such Intellectual Property prior to the disclosing Party’s release to minimize the disclosure of such Intellectual Property in a manner consonant with its interests and the requirements of the Governmental Authority involved.

H.                                   Upon any termination or expiration of the Agreement Documents, a Party in possession of the other Party’s Intellectual Property shall, at its own expense, deliver to the owner of such Intellectual Property, or destroy at the Intellectual Property owner’s sole option, all Intellectual Property owned by such Party, and shall provide the owner of the Intellectual Property with written, certification that all copies thereof have been either returned to the owner or destroyed, and that all computer programs in any manner associated with or derived from the Intellectual Property have been deleted from its library of executable programs, unless otherwise agreed.  Intellectual Property that has been stored as a QA record, as required by the NRC for record keeping purposes by Owner is not subject to the provisions of this Article 10.H.

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ARTICLE 11        TRANSFER

Before Owner shall be able to transfer Fuel Assembly(ies), Core Component(s) or parts thereof furnished or serviced hereunder (except temporarily for storage or repair work or permanently for disposal or reprocessing), or the transfer of any interest therein, Owner shall obtain for Westinghouse written assurances from the transferee of limitation of and protection against liability following the proposed transfer at least equivalent to that afforded Westinghouse and its Suppliers hereunder.  If Owner shall sell, assign, license, or otherwise transfer the Fuel Assemblies or Core Components provided hereunder without Westinghouse’s prior written consent, Owner shall become the indemnitor of Westinghouse against any liabilities incurred in excess of those that would have been incurred had no such transfer taken place.

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ARTICLE 12        QUALITY ASSURANCE

A.                                  Quality Assurance Program

1.                                     Westinghouse will maintain a quality assurance program which will meet the requirements of the Nuclear Regulatory Commission (NRC) related to quality assurance and quality control, including the eighteen (18) criteria set forth in Appendix B to Part 50 of Title 10 of the Code of Federal Regulations (10 CFR 50, Appendix B).

2.                                     Owner may request requirements in addition to those outlined in the Westinghouse Quality Assurance Program, provided that such requirements are reasonably consistent with such Quality Assurance Program and procedures.  In such event, the changes will be implemented as described in Article 4, CHANGES TO GENERAL WORK SCOPE.

3.                                     In the event these requirements are changed or modified by the NRC after the date of the Agreement Documents, as amended, Westinghouse will implement such changes or modifications in the manufacture of Fuel Assemblies, Core Components and/or the performance of Services under the Agreement Documents as described in Article 4, CHANGES TO GENERAL WORK SCOPE.

4.                                     During the course of the Work, Westinghouse and its Suppliers will prepare and maintain quality assurance records in accordance with the requirements of Westinghouse’s quality assurance program and the applicable NRC regulations.  If the NRC regulations require transmittal to Owner of quality assurance records prepared and maintained in accordance with the requirements of NRC regulations, such records will be transmitted to Owner.

5.                                     Quality assurance records required by applicable NRC regulations to be retained by Westinghouse for Owner will not be released (i) unless required by a governmental authority, or (ii) without the prior written authorization of Owner.

B.                                   Access for Inspection and Audits

1.                                     Owner’s personnel who are performing activities in conjunction with the Agreement Documents, and other agents designated by Owner and acceptable to Westinghouse shall have access at reasonable times, without interfering with production, and under reasonable conditions established by Westinghouse, to the Fabrication Facility.  Westinghouse will use its commercially reasonable efforts to obtain similar access rights to the facilities of its Suppliers which are involved in the performance of Work for Owner.  Such access shall be for purposes of observing implementation of the quality assurance programs and compliance therewith, witnessing non-proprietary tests and inspections related to the quality of the fabricated Fuel Assemblies, Core Components, and observing manufacturing Work in progress for Owner.

2.                                     At Owner’s request, Owner may inspect completed Fuel Assemblies or Core Components at the Fabrication Facility.  During the course of the Work, Westinghouse will make its quality assurance procedures and those of its Suppliers available for review

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by Owner and Owner’s acceptable representatives at the facilities at which such procedures are normally located.

3.                                     Quality assurance records which are under the control of Westinghouse will be made available for review and audit by Owner and Owner’s acceptable representatives at the facilities at which such records are normally maintained.  During these audits, Westinghouse shall provide access to all information reasonably required for proper verification that the quality assurance program for Work performed under the Agreement Documents is being fully implemented.

4.                                     Westinghouse shall supply Owner with such information and access as is reasonably necessary to demonstrate that the quality assurance requirements of the NRC are being met.  Any proprietary information disclosed under this provision shall be treated in accordance with the provisions of Article 10, PROPRIETARY INFORMATION.  Neither the conduct of any audit nor the failure to conduct an audit shall relieve Westinghouse of its obligations under the Agreement Documents.

C.                                   10 CFR Part 21

The Work provided under the Agreement Documents is subject to the provisions of 10 CFR Part 21.  Owner shall be concurrently notified of any reports made to the NRC pursuant to 10 CFR Part 21 arising out of the performance of the Agreement Documents.

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ARTICLE 13        DISPUTES

A.                                   All disputes arising from, or in connection with the performance of the Agreement Documents, shall be settled through discussion between the two Parties. In case no agreement is reached within sixty (60) days of the formal declaration of the Fuel Alliance Directors of dispute by a Party, unless otherwise extended by agreement of the Parties, the disputes shall be submitted to arbitration as provided below.

B.                                   The Parties agree that any dispute (“Arbitrable Claim”) that is not otherwise resolved in accordance with the terms hereof and the terms of the Fuel Alliance Agreement, shall be submitted to final and binding arbitration for resolution and in accordance with the Commercial Arbitration Rules of the AAA in effect at the time of the arbitration. Unless the Parties otherwise mutually agree in writing, the arbitral panel (“Arbitral Panel”) shall consist of three (3) people.  Each Party shall give written notice of its selection of a person to serve as a member of the Arbitral Panel (“Member”), who shall have no less than ten (10) years of experience in the litigation of complex disputes including preferably experience in the nuclear power generation industry.  Within thirty (30) days after the selection of the Members of the Arbitral Panel, the Members shall agree in writing on their nomination of a person to serve as the chairman of the Arbitral Panel, who shall be a practicing attorney validly licensed to practice law in a jurisdiction in the United States and/or a retired judge, and who shall have no less than twenty (20) years of experience in the litigation of complex disputes including preferably experience in the nuclear power generation industry (the “Chairman”).  (References herein to “Member” shall include the Chairman unless the context otherwise requires.)  In the event that the Members do not agree on the person to serve as the Chairman within such thirty (30) day period, the AAA shall choose an independent third person to serve as the Chairman, who must meet the qualification criteria specified above. All Members of the Arbitral Panel must be neutral, act impartially, and be free from any conflict of interest. Each Party shall be responsible for one-half of the fees and expenses of the Arbitral Panel, unless the Arbitral Panel includes an award of fees and expenses in the award.  The Arbitral Panel shall be governed by the provisions of the Agreement Documents and the governing Law, and shall not be entitled to award any punitive, special, indirect, penal, incidental or consequential loss or damages. The decision of the Arbitral Panel shall be issued in a writing that sets forth the Arbitral Panel’s reasoned decision.  The Arbitral Panel shall not be entitled to deviate from the construction, procedures or requirements of the Agreement Documents. In the absence of bias, fraud, or wilful misconduct by an arbitrator, any decision rendered by the Arbitral Panel in any arbitration shall be final and binding upon the Parties under the Federal Arbitration Act 9 U.S.C. §§ 1 et seq., and judgment thereon may be entered in any court having jurisdiction.

C.                                  Pending the final resolution of any claim, Westinghouse shall proceed diligently with the performance of the Work and its other duties and obligations and Owner shall continue to compensate Westinghouse as set forth under the Agreement Documents without diminution of effort; provided Westinghouse is being compensated for the Work pursuant to the terms of the Agreement Documents, including but not limited to the provisions of

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the relevant appendices to the Agreement Documents, the Fuel Alliance Agreement and provided that the Parties agree that such duties and obligations can be safely and prudently performed.

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ARTICLE 14        MISCELLANEOUS PROVISIONS

A.                                  No Waivers

The failure of any Party to pursue any rights open to it by virtue of any breach of Agreement Documents by the other Party shall not be construed as a waiver of any right by the non-pursuing Party to exercise such rights at a later date for the same or any other breach of the Agreement Documents.

B.                                   Modification

No waiver, modification, or amendment of any of the provisions of the Agreement Documents shall be binding unless it is in writing and signed by a duly authorized representative of the Party to be bound thereby.

C.                                   Assignment

Neither party shall assign the Agreement Documents without the prior, written consent of the other Party. Westinghouse shall not assign any monies due or to become due to it hereunder without the prior, written consent of Owner. This Article 14.C, Assignment, shall in no respect prohibit subcontracting by Westinghouse of portions of the Work provided hereunder.

Notwithstanding any provision of the Agreement Documents, either Party shall have the right, without such consent, to assign all or a part of its rights, title and interest in the Agreement Documents to:  (1) a parent, subsidiary or an affiliate; provided that such parent, subsidiary or affiliate to which Owner intends to so assign the Agreement Documents is not a competitor or affiliated with a competitor of Westinghouse in the commercial nuclear fuel fabrication industry and maintains the NRC license for the Plant.  In addition, Owner may assign all or part of its rights, title and interest in the Agreement Documents, without such consent, to (2) a trust, cooperative, or other entity utilized by Owner for purposes of financing, or (3) an entity (other than a competitor or affiliated with a competitor of Westinghouse’s in the commercial nuclear fuel fabrication industry) that acquires all or a portion of the Plant, however, the assigning Party shall remain fully responsible for all obligations under the Agreement Documents.

D.                                   Interpretation

1.                                     Titles, headings, and subheadings of the various articles and paragraphs of the Agreement Documents are used for convenience only and shall not be deemed to be a part thereof or be taken into consideration in the interpretation or construction of the Agreement Documents.

2.                                     Words importing the singular only shall also include the plural and vice versa where the context requires.  Words in the masculine gender shall be deemed to include the feminine gender and vice versa.

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3.                                     Unless the context otherwise requires, any reference to a document shall mean such document as amended, supplemented or otherwise modified and in effect from time to time.

4.                                     Unless otherwise stated, any reference to a Party shall include its successors and permitted assigns, and any reference to a Government Authority shall include any entity succeeding to its functions.

5.                                    Wherever a provision is made in the Agreement Documents for the giving of notice, consent or approval by any person, such notice, consent or approval shall be in writing, and the word “notify” shall be construed accordingly.

6.                                     Unless the context requires otherwise, with regard to general oversight of the Work, review of the drawings and specifications and other documents, access to the Fabrication Facility and Work and other similar rights of Owner, the term Owner shall be deemed to also include employees and approved contractors.  Unless the context requires otherwise any reference contained herein to the Agreement Documents or any other agreement or any schedule, Exhibit or Appendix hereto or thereto shall mean the Agreement Documents or such other agreement or such schedules, Exhibits and Appendices, as they may be amended or supplemented, unless otherwise stated.

7.                                     Words and abbreviations not otherwise defined in the Agreement Documents which have well-known nuclear industry meanings in the United States are used in the Agreement Documents in accordance with those recognized meanings.

8.                                     Neither Westinghouse nor Owners shall assert or claim a presumption disfavoring the other by virtue of the fact that the Agreement Documents was drafted primarily by legal counsel for the other, and the Agreement Documents shall be construed as if drafted jointly by Owners and Westinghouse and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of the Agreement Documents.

E.                                   Survival

The rights regarding Proprietary Information, Limitation of Liability, Patents, License, Insurance, Indemnification and Nuclear Provisions, Transfer, and any other provision providing protection against or limitation of liability of Westinghouse and its Suppliers shall survive termination, expiration or cancellation of the Agreement Documents.  No amendment, modification or alteration of the Agreement Documents shall be binding unless the same shall be in writing and duly executed by the Parties.  If any term or condition is under any circumstances deemed invalid, the remaining terms and conditions shall be construed with the invalid provision(s) deleted.

F.                                    Applicable Law

The Agreement Documents shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the principles thereof relating to conflicts of laws.

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G.                                  Severability

Should any portion of the Agreement Documents be declared illegal or unenforceable by a court of competent jurisdiction, the remainder of the Agreement Documents shall remain in full force and effect, provided, however, that if either Party is affected adversely in any substantial way, the Parties shall negotiate in good faith to appropriately amend the Agreement Documents.

H.                                   Notices

1.            Notice Definitions

a.                                     Except as otherwise provided in the Agreement Documents or agreed by the Parties during the performance thereof, all notice required by the Agreement Documents shall be in writing and shall be delivered by certified mail or courier with confirmation of receipt to the Owner or Westinghouse as appropriate at their office addresses set forth below:

b.                                     Owner’s Contact Information

Name	[**]
Address:	[**]
City, State ZIP Code	[**]
Fax:	[**]
Telephone:	[**]
Email:	[**]

c.                                     Westinghouse’s Contact Information

Name	[**]
Address:	[**]
City, State ZIP Code	[**]
Fax:	[**]
Telephone:	[**]
Email:	[**]

d.                                     Westinghouse Electronic Payment Information

Bank:	[**]
City	[**]
SWIFT #:	[**]
ACCOUNT:	[**]
For the account of:	[**]

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e.                                     Each Party shall promptly notify the other Party of any modification to the above details.

2.            Date of Notice

The date of any notice shall be the date it is first received by the addressee or the office of the addressee, whichever is the earlier.

I.                                         Order of Precedence

In the event of conflict between these General Terms and Conditions, any Appendix and/or any other referenced document, the order of precedence shall be:

1.                                     The Fuel Alliance Agreement;

2.                                     These General Terms and Conditions;

3.                                     The applicable Fuel Fabrication Contract (AP1000 Fabrication Contract or Unit 1 Fabrication Contract);

4.                                     The Appendices to the applicable Fuel Fabrication Contract (AP1000 Fabrication Contract or Unit 1 Fabrication Contract);

5.                                     The Fuel Technology License Agreement; and,

6.                                     The Defined Terms

Any amendment shall have priority over the document it amends, and any amended document shall have the same precedence as stated in this provision.  The various documents constituting the contractual obligations between the Parties shall, insofar as is possible, be so interpreted as to be consistent with one another.  Any Agreement Document not listed above shall, in the event of any inconsistency between it and any of the Agreement Documents listed above, be considered to be subordinate.

J.                                     Relationship of Parties

1.                                     Under the terms of the Agreement Documents, Owner is not an employee, agent, partner, contractor or representative of Westinghouse.  Furthermore, nothing contained herein shall be deemed to create a joint venture relationship between Owner and Westinghouse.  The respective obligations and rights of Westinghouse and Owner limited by the terms of the Agreement Documents, and both Parties acknowledge that they do not have authority to incur any obligations or responsibilities on behalf of the other Party, except as specifically agreed under the terms of the Agreement Documents.

2.                                     It is the intention of the parties to create between themselves the relationship of owner and independent contractor.  Westinghouse shall control the manner and details of performance of the Work hereunder, subject to compliance with specifications, drawings, plans, and the reasonable rules, regulations and procedures of Owner governing the operation of the Plant, Owner’s interest being in the result.  No employees, contractors, subcontractors, or agents of Westinghouse shall at any time be deemed or have the rights of employees of Owner, and neither Westinghouse nor any of their employees, contractors, subcontractors, or agents shall be eligible to participate in any employee

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benefit plan sponsored by or participated in by the Owner.  Prior to any individual being assigned to the Work, the Westinghouse shall require that individual to execute the written acknowledgment required by the Form IC-1, Appendix 5.   The executed original of the Form IC-1 shall be provided to Owner prior to start of any Work.

K.                                   Integration

The Agreement Documents set forth the entire agreement of the Parties with respect to the Work contemplated by the same, and there are no other understandings between the Parties with respect to such Work.  The Agreement Documents supersede all other oral or written communications made between the Parties before or at the time of the execution of the Fuel Alliance Agreement.  No modification or amendment of the Agreement Documents shall be of any effect unless made in writing and executed by the authorized representatives of both Parties.

L.                                    Signs

The Site shall be maintained free from any and all advertising and signboards of every kind, except those approved by Owner. The foregoing restrictions do not apply in the case of signage (a) which the Westinghouse reasonably believe are important in ensuring the safety of the public, Westinghouse, and/or Owner; (b) which is required by Laws or (c) is affixed to Westinghouse property for identification purposes.

M.                                Publications and Photographs

Publications and advertisements concerning the Work and/or the Fuel Alliance Agreement shall not at any time be made by or on behalf of Westinghouse, unless prior written authorization therefor is obtained from Owner. Publications and advertisements concerning the Westinghouse and/or the Fuel Alliance Agreement shall not at any time be made by or on behalf of Owner, unless prior written authorization therefore is obtained from Westinghouse. Picture taking shall not be allowed on the Site, or the Fabrication Facility except with written permission of Owner or Westinghouse, respectively.

N.                                  Kickbacks and Gratuities

Westinghouse and Suppliers are prohibited from providing, soliciting or accepting any kickback. Westinghouse and Suppliers are prohibited from offering or giving a gratuity to an officer, official or employee of the Owner.  Westinghouse shall promptly report any violation or suspected violation to Owner’s Director – Corporate Security and Claims.

O.                                  Creditworthiness

The Agreement Documents are conditioned upon and subject to all Parties maintaining their financial creditworthiness required to perform their responsibilities hereunder.  At any time during the term of the Agreement Documents, Westinghouse or Owner may request reasonable information to support its financial due diligence procedures. All Parties agree to assist in this reasonable financial review.  If reasonable grounds for insecurity of payment and/or

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performance arises or if either Party believes in good faith that the creditworthiness of the other Party has been diminished such Party may demand satisfactory adequate assurance of payment and/or performance from the other Party.

P.                                    Laws and Regulations

1.             Westinghouse is responsible for knowing the requirements of all Laws. Westinghouse shall not rely on Owner for any information regarding the substance, existence, applicability, requirements or interpretation of any Laws.

2.            Westinghouse shall comply with all Laws applicable to its responsibilities under the Agreement Documents, including but not limited to worker employment eligibility laws. Westinghouse shall be solely responsible for supervision of its employees and Suppliers and their compliance with Laws, whether or not on premises owned or controlled by Owner. Should Westinghouse become aware of any violations of any Laws in the performance of the Work, it shall promptly notify designated Owner personnel.

3.            Westinghouse shall, at its own expense, obtain, and at all times during the term of the Agreement Documents, maintain as current, any and all licenses, permits, certifications and/or registrations required by federal, state and local governments, regulatory authorities, and commissions, including the applicable contractors’ licensing board, which are necessary to perform the Work. Such licenses shall apply to the proper classifications required for undertaking the Work.  Westinghouse shall, upon request by Owner, furnish satisfactory evidence of being so licensed.

4.                                     Each Party agrees not to directly or indirectly transfer, re-export or disclose any Information, or any direct or indirect products or technical data resulting therefrom to any country, natural person or entity, except in accordance with the laws, regulations or rulings of the United States of America relating to the exportation or re-exportation of commodities or technical data, including but not limited to 15 CFR Parts 730 et seq. 10°CFR Part 110 10 CFR Part 810, as issued from time to time, or any successor laws, regulations or rulings.

5.                                     Any such transfer, re-export or disclosure by any Party to a country listed in 10 CFR 810.8 (a) will be permitted only after the U.S. Department of Energy provides specific authorization for such transfer.  Owner will insert a similar provision in any agreement it has for the furnishing to third parties or its clients of any direct or indirect products or technical data resulting from such Information or Information; provided, however, that Owner shall be solely responsible for compliance with applicable requirements of U.S. re-export control laws and regulations.

6.                                     The obligations set forth in Article 14.P.4 and Article 14.P.5 shall survive the expiration or termination of the Alliance Documents and shall apply so long as relevant US governmental regulations remain in effect.  In the event of any ambiguity or inconsistency between the provisions of Articles 14.P.4 and 14.P.5 and any other Article of the Alliance Documents, Articles 14.P.4 and 14.P.5 shall be controlling.

--- Signature page follows ---

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IN WITNESS WHEREOF, the Parties have hereto set their respective signatures to this Contract.

SOUTH CAROLINA ELECTRIC & GAS COMPANY
By:	/s/ Kevin B. Marsh
Name	Kevin B. Marsh
Title	President
Date	January 25, 2011

WESTINGHOUSE ELECTRIC COMPANY LLC
By:	/s/ Aris S. Chandris
Name	Aris S. Chandris
Title	President & CEO
Date	January 27, 2011

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